-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

      REGISTRATION STATEMENT (NO.2-47371) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 57
                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 58



                     VANGUARD FIXED INCOME SECURITIES FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
             ON MAY 24, 2002 PURSUANT TO PARAGRAPH (B) OF RULE 485.


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

VANGUARD(R) BOND FUNDS


INVESTOR SHARES & ADMIRAL(TM) SHARES * May 24, 2002

This prospectus
contains financial data
for the Funds through
the fiscal year
ended January 31, 2002.


BOND
PROSPECTUS

                                               VANGUARD SHORT-TERM TREASURY FUND
                                                VANGUARD SHORT-TERM FEDERAL FUND
                                              VANGUARD SHORT-TERM CORPORATE FUND
                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                              VANGUARD GNMA FUND
                                                VANGUARD LONG-TERM TREASURY FUND
                                               VANGUARD LONG-TERM CORPORATE FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                           THE VANGUARD GROUP[R]

VANGUARD BOND FUNDS
Investor Shares and Admiral Shares
Prospectus

 May 24, 2002


A Group of Bond Mutual Funds

--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO VANGUARD BOND FUNDS

2 FUND PROFILES

    2 Vanguard Short-Term Treasury Fund
    5 Vanguard Short-Term Federal Fund
    8 Vanguard Short-Term Corporate Fund
    11 Vanguard Intermediate-Term Treasury Fund
    14 Vanguard Intermediate-Term Corporate Fund
    18 Vanguard GNMA Fund
    21 Vanguard Long-Term Treasury Fund
    24 Vanguard Long-Term Corporate Fund

27 MORE ON THE FUNDS

35 THE FUNDS AND VANGUARD

36 INVESTMENT ADVISERS

38 DIVIDENDS, CAPITAL GAINS, AND TAXES

39 SHARE PRICE

40 FINANCIAL HIGHLIGHTS

49 INVESTING WITH VANGUARD

   49 Buying Shares
   50 Converting Shares
   51 Redeeming Shares

   53 Exchanging Shares

   54 Other Rules You Should Know
   57 Fund and Account Updates
   58 Contacting Vanguard

GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARE CLASS OVERVIEW

This prospectus offers Investor Shares and Admiral Shares for all of the Funds. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
A separate prospectus offers Short-Term Corporate Fund Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $50 million.
     The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS
The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide a high level of current income and preserve investors' principal by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.

--------------------------------------------------------------------------------
                                                            DOLLAR-WEIGHTED
FUND                      PRIMARY INVESTMENTS               AVERAGE MATURITY
--------------------------------------------------------------------------------
Short-Term Treasury          U.S. Treasury bonds               1-3 years
Short-Term Federal           U.S. government agency bonds      1-3 years
Short-Term Corporate         Investment-grade corporate bonds  1-3 years
Intermediate-Term Treasury   U.S. Treasury bonds               5-10 years
Intermediate-Term Corporate  Investment-grade corporate bonds  5-10 years
GNMA                         GNMA mortgage certificates        Generally
                                                                5-10 years
Long-Term Treasury           U.S. Treasury bonds               15-30 years
Long-Term Corporate          Investment-grade corporate bonds  15-25 years
-------------------------------------------------------------------------------

     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

FUND PROFILE-- VANGUARD(R) SHORT-TERM TREASURY FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in short-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.
--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.75%
                1993    6.41
                1994   -0.58
                1995   12.11
                1996    4.39
                1997    6.39
                1998    7.36
                1999    1.85
                2000    8.83
                2001    7.80
----------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.28%.
---------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.19% (quarter ended March 31, 1994).

     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal

3


income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
  INVESTOR SHARES
 Return Before Taxes                              7.80%       6.42%        6.08%
 Return After Taxes on Distributions              5.71        4.14         3.82
 Return After Taxes on Distributions and          4.72        4.00         3.76
  Sale of Fund Shares
LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY
 BOND INDEX (reflects no deduction for            8.45%       6.80%        6.36%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                       -------        --------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.27%          0.14%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.29%          0.15%
* A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $30       $93      $163      $368
Admiral Shares         15        48        85       192
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION


DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and           INVESTOR SHARES--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if         account balance and tenure requirements
any, are distributed annually              ADMIRAL SHARES--Will be converted to
in December.                             Investor Shares if you are no longer
                                         eligible for Admiral Shares
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--STTsry
Investor Shares--October 28, 1991        Admiral Shares--STsryAdml
Admiral Shares--February 13, 2001
                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     Investor Shares--32
JANUARY 31, 2002                         Admiral Shares--532
$2.7 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031703
Yes                                      Admiral Shares--922031851

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VFISX
IRAs and custodial accounts for minors   Admiral Shares--VFIRX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by U.S. government agencies and instrumentalities, most of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests only in bonds that are of U.S. government agency quality.



PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.19%
                1993    7.00
                1994   -0.94
                1995   12.26
                1996    4.78
                1997    6.46
                1998    7.22
                1999    2.07
                2000    9.18
                2001    8.61
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.44%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.98% (quarter ended March 31, 1994).

     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
  INVESTOR SHARES
 Return Before Taxes                              8.61%       6.68%        6.23%
 Return After Taxes on Distributions              6.40        4.29         3.81
 Return After Taxes on Distributions and          5.20        4.14         3.79
  Sale of Fund Shares
LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT
 BOND INDEX (reflects no deduction for            8.64%       6.86%        6.39%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                       -------         --------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.29%          0.23%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.31%          0.24%
* A $5 fee applies to wire redemptions under $5,000.

7


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $32      $100      $174      $393
Admiral Shares         25        77       135       306
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--STFed
Investor Shares--December 31, 1987       Admiral Shares--STFedAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--49
JANUARY 31, 2002                         Admiral Shares--549
$2.2 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031604
Yes                                      Admiral Shares--922031844

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VSGBX
IRAs and custodial accounts for minors   Admiral Shares--VSGDX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) SHORT-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.

- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.



PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

9

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.20%
                1993    7.07
                1994   -0.08
                1995   12.74
                1996    4.79
                1997    6.95
                1998    6.57
                1999    3.30
                2000    8.17
                2001    8.14
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.26%.
-------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.91% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.00% (quarter ended March 31, 1994).

     The table shows how the average annual total returns of the Investors Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investors Share class and that after-tax returns for other share classes will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                                1 YEAR     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM CORPORATE FUND
  INVESTOR SHARES
 Return Before Taxes                              8.14%       6.61%        6.44%
 Return After Taxes on Distributions              5.54        4.01         3.87
 Return After Taxes on Distributions and          4.91        3.98         3.88
  Sale of Fund Shares
LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX (reflects
  no deduction for fees, expenses, or taxes)      9.73%       7.08%        7.02%
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                       -------         ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.22%          0.17%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.24%          0.18%
* A $5 fee applies to wire redemptions under $5,000.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $25       $77      $135      $306
Admiral Shares         18        58       101       230
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--STCor
Investor Shares--October 29, 1982        Admiral Shares--STCrpAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--39
JANUARY 31, 2002                         Admiral Shares--539
$9.8 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031406
Yes                                      Admiral Shares--922031836

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VFSTX
IRAs and custodial accounts for minors   Admiral Shares--VFSUX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

11

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its total assets in intermediate-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's total assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.78%
                1993   11.43
                1994   -4.33
                1995   20.44
                1996    1.92
                1997    8.96
                1998   10.61
                1999   -3.52
                2000   14.03
                2001    7.55
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.23% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.60% (quarter ended March 31, 1994).

     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


-------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                                1 YEAR     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
  INVESTOR SHARES
 Return Before Taxes                              7.55%       7.35%        7.24%
 Return After Taxes on Distributions              5.21        4.86         4.61
 Return After Taxes on Distributions and          4.56        4.64         4.51
  Sale of Fund Shares
LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY
 BOND INDEX (reflects no deduction for           7.27%        7.53%       7.35%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                     ---------      ---------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.27%          0.14%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.29%          0.15%
* A $5 fee applies to wire redemptions under $5,000.

13


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $30       $93      $163      $368
Admiral Shares         15        48        85       192
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--ITTsry
Investor Shares--October 28, 1991        Admiral Shares--ITsryAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--35
JANUARY 31, 2002                         Admiral Shares--535
$3.7 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031802
Yes                                      Admiral Shares--922031828

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VFITX
IRAs and custodial accounts for minors   Admiral Shares--VFIUX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk should be low for the Fund because it invests mainly in bonds that are not callable.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

15


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1994   -4.20
                1995   21.39
                1996    2.78
                1997    8.93
                1998    8.30
                1999   -1.53
                2000   10.70
                2001    9.42
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.01%.


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.41% (quarter ended March 31, 1994).


     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.




--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                                                           SINCE
                                                1 YEAR     5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
  INVESTOR SHARES
 Return Before Taxes                              9.42%       7.07%        6.60%
 Return After Taxes on Distributions              6.68        4.23         3.82
 Return After Taxes on Distributions and          5.70        4.23         3.87
  Sale of Fund Shares
 LEHMAN BROTHERS 5-10 YEAR U.S. CREDIT INDEX
  (reflects no deduction for fees,                9.83%       7.20%        6.90%
    expenses, or taxes)
--------------------------------------------------------------------------------
*November 1, 1993
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.19%          0.12%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.21%          0.13%
*A $5 fee applies to wire redemptions under $5,000.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $22       $68      $118      $268
Admiral Shares         13        42        73       166
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--ITCorp
Investor Shares--November 1, 1993        Admiral Shares--ITCrpAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--71
JANUARY 31, 2002                         Admiral Shares--571
$2.8 billion
                                        CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031885
Yes                                      Admiral Shares--922031810

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VFICX
IRAs and custodial accounts for minors   Admiral Shares--VFIDX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (five to ten years). For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

19


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.85%
                1993    5.90
                1994   -0.95
                1995   17.04
                1996    5.24
                1997    9.47
                1998    7.14
                1999    0.78
                2000   11.22
                2001    7.94
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.01%.
-------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).


     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                                1 YEAR     5 YEARS      10 YEARS
-------------------------------------------------------------------------------
VANGUARD GNMA FUND INVESTOR SHARES
 Return Before Taxes                              7.94%       7.25%        6.96%
 Return After Taxes on Distributions              5.33        4.46         4.17
 Return After Taxes on Distributions and          4.80        4.40         4.18
  Sale of Fund Shares
LEHMAN BROTHERS GNMA BOND INDEX (reflects
 no deduction for fees, expenses, or taxes)       8.22%       7.50%        7.17%
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                      --------        -------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.22%          0.17%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.03%          0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.25%          0.19%
*A $5 fee applies to wire redemptions under $5,000.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your - investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $26       $80      $141      $318
Admiral Shares         19        61       107       243
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--GNMA
Investor Shares--June 27, 1980          Admiral Shares--GNMAAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--36
JANUARY 31, 2002                         Admiral Shares--536
$19.4 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031307
Yes                                      Admiral Shares--922031794

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VFIIX
IRAs and custodial accounts for minors   Admiral Shares--VFIJX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

21

FUND PROFILE-- VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in long-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.
PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.40%
                1993   16.79
                1994   -7.03
                1995   30.11
                1996   -1.25
                1997   13.90
                1998   13.05
                1999   -8.66
                2000   19.72
                2001    4.31
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -1.49%.
--------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.53% (quarter ended June 30, 1995), and the lowest return for a quarter was -6.85% (quarter ended March 31, 1996).
     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND INVESTOR SHARES
 Return Before Taxes                              4.31%       7.99%        8.21%
 Return After Taxes on Distributions              2.09        5.45         5.16
 Return After Taxes on Distributions and          2.61        5.17         5.09
  Sale of Fund Shares
LEHMAN BROTHERS LONG U.S. TREASURY BOND INDEX
  (reflects no deduction for fees,                4.21%       8.36%        8.51%
     expenses, or taxes)
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                       -------        -------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.27%          0.14%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.29%          0.15%
*A $5 fee applies to wire redemptions under $5,000.

23


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------
Investor Shares       $30       $93      $163      $368
Admiral Shares         15        48        85       192
----------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--LTTsry
Investor Shares--May 19, 1986          Admiral Shares--LTsryAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--83
JANUARY 31, 2002                         Admiral Shares--583
$1.9 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031505
Yes                                      Admiral Shares--922031786

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VUSTX
IRAs and custodial accounts for minors   Admiral Shares--VUSUX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) LONG-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed-income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly long-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk is generally moderate for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.

- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.



PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

25

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    9.78%
                1993   14.49
                1994   -5.30
                1995   26.40
                1996    1.20
                1997   13.79
                1998    9.21
                1999   -6.23
                2000   11.76
                2001    9.57
-------------------------------------------------------------------------

The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
--------------------------------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.56% (quarter ended June 30, 1995), and the lowest return for a quarter was -4.68% (quarter ended March 31, 1996).
     The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD LONG-TERM CORPORATE FUND INVESTOR SHARES
 Return Before Taxes                              9.57%       7.37%        8.07%
 Return After Taxes on Distributions              6.84        4.42         4.92
 Return After Taxes on Distributions and          5.78        4.47         4.96
  Sale of Fund Shares
LEHMAN BROTHERS LONG CREDIT A OR BETTER
 BOND INDEX (reflects no deduction for           11.98%       7.63%        7.94%
 fees, expenses, or taxes)
--------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.30%          0.23%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.32%          0.24%
*A $5 fee applies to wire redemptions under $5,000.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $33      $103      $180      $406
Admiral Shares         25        77       135       306
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              CONVERSION FEATURES
Dividends are declared daily and          Investor Shares--May be converted to
distributed on the first business day    Admiral Shares if you meet certain
of each month; capital gains, if any,    account balance and tenure requirements
are distributed annually in December.     Admiral Shares--Will be converted to
                                         Investor Shares if you are no longer
INVESTMENT ADVISER                       eligible for Admiral Shares
The Vanguard Group, Valley Forge, Pa.,
since inception
                                         NEWSPAPER ABBREVIATION
INCEPTION DATE                           Investor Shares--LTCorp
Investor Shares-July 9, 1973          Admiral Shares--LTCrpAdml
Admiral Shares--February 12, 2001

                                         VANGUARD FUND NUMBER
NET ASSETS (ALL SHARE CLASSES)  AS OF    Investor Shares--28
JANUARY 31, 2002                         Admiral Shares--568
$4 billion
                                         CUSIP NUMBER
SUITABLE FOR IRAS                        Investor Shares--922031109
Yes                                      Admiral Shares--922031778

MINIMUM INITIAL INVESTMENT               TICKER SYMBOL
Investor Shares--$3,000; $1,000 for      Investor Shares--VWESX
IRAs and custodial accounts for minors   Admiral Shares--VWETX
Admiral Shares--$250,000

--------------------------------------------------------------------------------

27

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE
The Funds invest mainly in bonds. As a result, they are subject to certain risks.

[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

Changes in interest rates can affect bond income as well as bond prices.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed bonds tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------
          These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

29

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


[FLAG] BECAUSE EACH FUND  INVESTS IN  MORTGAGE-BACKED  BONDS THAT ARE  CALLABLE,
     EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION, AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.


     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------


[FLAG] BECAUSE IT INVESTS IN MORTGAGE-BACKED  BONDS, THE GNMA FUND IS SUBJECT TO
     PREPAYMENT RISK, WHICH IS THE CHANCE THAT MORTGAGE-BACKED BONDS WILL BE PAID OFF EARLY IF FALLING INTEREST RATES PROMPT HOMEOWNERS TO REFINANCE THEIR MORTGAGES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING INTEREST RATES.

     Since the GNMA Fund invests most of its assets in mortgage-backed bonds, prepayment risk for the Fund is high.

[FLAG] EACH FUND,  EXCEPT FOR THE  TREASURY  FUNDS,  IS SUBJECT TO CREDIT  RISK,
     WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.

--------------------------------------------------------------------------------


     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds (which invest primarily in securities backed by the full faith and credit of the U.S. government) have the lowest credit risk--and generally the lowest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2002.



----------------------------------------------
FUND                          AVERAGE QUALITY
----------------------------------------------
Short-Term Treasury             Treasury
Short-Term Federal               Agency
Short-Term Corporate               A1
Intermediate-Term Treasury      Treasury
Intermediate-Term Corporate        A1
GNMA                            Treasury
Long-Term Treasury              Treasury
Long-Term Corporate                A1
----------------------------------------------


     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

31


--------------------------------------------------------------------------------------
         CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
--------------------------------------------------------------------------------------
                       ISSUED OR BACKED      HIGH OR                          NON-
                      BY U.S. GOV'T., ITS    HIGHEST      UPPER            INVESTMENT-
                         AGENCIES, AND       QUALITY     MEDIUM    MEDIUM   GRADE OR
FUND                   INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY   UNRATED
--------------------------------------------------------------------------------------

Short-Term Treasury          100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Federal           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Corporate         ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------
Intermediate-Term            100%               0%         0%       0%          0%
Treasury
--------------------------------------------------------------------------------------
Intermediate-Term            ----------At least 65%----------      No more    No more
Corporate                                                          than 30%   than 5%
--------------------------------------------------------------------------------------
GNMA                         100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Treasury           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Corporate          ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------

     Each of the Corporate Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities.

[FLAG] EACH FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING SECURITIES.


     To help you distinguish among the Funds and their various risks, the following summary table is provided.

--------------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                              INCOME   INTEREST   PREPAYMENT/    CREDIT
FUND                           RISK    RATE RISK   CALL RISK      RISK
-------------------------------------------------------------------------
Short-Term Treasury            High      Low         Low       Very Low
Short-Term Federal             High      Low         Low       Very Low
Short-Term Corporate           High      Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate      Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate      Low         Low
GNMA                         Moderate  Moderate      High      Very Low
Long-Term Treasury             Low       High        Low       Very Low
Long-Term Corporate            Low       High      Moderate      Low
-------------------------------------------------------------------------

SECURITY SELECTION
The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.



--------------------------------------------------------------------------------
                              SHORT-,                        SHORT-,
                             INTERMEDIATE-,                 INTERMEDIATE-,
                             AND LONG-TERM    SHORT-TERM    AND LONG-TERM   GNMA
                            TREASURY FUNDS   FEDERAL FUND  CORPORATE FUNDS  FUND
--------------------------------------------------------------------------------
 Corporate Debt Obligations                                     X
--------------------------------------------------------------------------------
 U.S. Government and
  Agency Bonds                  X                X              X            X
--------------------------------------------------------------------------------
 State and Municipal Bonds                                      X
--------------------------------------------------------------------------------
 Mortgage-Backed Securities     X                X              X            X
--------------------------------------------------------------------------------
 Cash Investments               X*               X*             X            X*
--------------------------------------------------------------------------------
 Futures, Options, and
  Other Derivatives             X                X              X            X
--------------------------------------------------------------------------------
 Asset-Backed Securities                         X              X
--------------------------------------------------------------------------------
 InternationalDollar-                                           X
  Denominated Bonds
--------------------------------------------------------------------------------
 Preferred Stocks                                               X
--------------------------------------------------------------------------------
 Convertible Securities                                         X
--------------------------------------------------------------------------------
 Collateralized Mortgage
  Obligations (CMOs)            X                X              X            X
--------------------------------------------------------------------------------
 Restricted or Illiquid         X                X              X            X
  Securities
--------------------------------------------------------------------------------
 *Repurchase agreements only.
--------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of their agencies or instrumentalities.
- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are pack-

33


aged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.


- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.
- Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.


     The reasons for which a Fund will invest in futures, options and other derivatives are:
     -- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
     -- To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.



[FLAG] EACH OF THE  CORPORATE  FUNDS IS SUBJECT TO  COUNTRY  RISK,  WHICH IS THE
     CHANCE THAT A COUNTRY'S ECONOMY WILL BE HURT BY POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS.


- Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stock holders, but after that of bond holders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly-issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.


     The Funds are generally managed without regard to tax ramifications. Except for the Treasury Funds, each Fund invests at least 80% of its net assets, which includes borrowings for investment purposes, in the type of investments suggested by its name. The Treasury Funds invest at least 85% of their total assets in bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government.


TEMPORARY INVESTMENT MEASURES
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

35

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering  shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

Two investment advisers manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP, serves as the adviser to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the adviser to the other Funds.

     Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Funds' Statement of Additional Information for a complete explanation of how advisory fees are calculated.

     The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets.

     For the fiscal year ended January 31, 2002, the advisory expenses or fees for each Fund (with the exception of the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Funds.

37

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISERS

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1979; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; and has managed the Short-Term Corporate Fund since 1983. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since April 2001.
Education: B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

     The board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment adviser for these Funds--either as a replacement for the existing adviser or as an additional adviser. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. In addition, as the -- Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

39

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"


Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.

--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of each Fund's assets may be affected to the extent that each Fund holds foreign securities that trade on foreign markets that are open.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. You may have these annual reports sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2002 with a net asset value (price) of $10.35 per share. During the year, each Investor Share earned $0.508 from investment income (interest and dividends) and $0.195 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.513 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.54, reflecting earnings of $0.703 per share and distributions of $0.513 per share. This was an increase of $0.19 per share (from $10.35 at the beginning of the year to $10.54 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.93% for the year.

As of January 31, 2002, the Investor Shares had $1.4 billion in net assets. For the year, the expense ratio was 0.29% ($2.90 per $1,000 of net assets), and the net investment income amounted to 4.82% of average net assets. The Fund sold and replaced securities valued at 102% of its net assets.

--------------------------------------------------------------------------------

41



------------------------------------------------------------------------------------------------------
                                                       VANGUARD SHORT-TERM TREASURY FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                                      ---------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF YEAR        $10.35        $9.94       $10.37       $10.27       $10.16
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .508         .596         .534         .545         .590
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .195         .410        (.413)        .122         .110
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .703        1.006         .121         .667         .700
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.508)       (.596)       (.534)       (.545)       (.590)
 Distributions from Realized Capital Gains  (.005)          --        (.017)       (.022)          --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.513)       (.596)       (.551)       (.567)       (.590)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.54       $10.35        $9.94       $10.37       $10.27
======================================================================================================
TOTAL RETURN                                6.93%       10.45%        1.20%        6.66%        7.11%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)       $ 1,407       $1,213       $1,177       $1,197       $1,009
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.27%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       4.82%        5.91%        5.27%        5.27%        5.80%
 Turnover Rate                               102%         296%         124%         132%          83%
=======================================================================================================




------------------------------------------------------------------------------
                                          VANGUARD SHORT-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 13, 2001* TO
                                                              JAN. 31, 2002
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF PERIOD                                $10.34
------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .502
Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .205
------------------------------------------------------------------------------
  Total from Investment Operations                                     .707
------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.502)
 Distributions from Realized Capital Gains                            (.005)
------------------------------------------------------------------------------
  Total Distributions                                                 (.507)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.54
==============================================================================
TOTAL RETURN                                                          6.97%
==============================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,257
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
   Average Net Assets                                               4.73%**
 Turnover Rate                                                         102%
==============================================================================
*Inception.
**Annualized.

------------------------------------------------------------------------------------------------------
                                                        VANGUARD SHORT-TERM FEDERAL FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                        ------------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.28        $9.85       $10.26       $10.19       $10.11
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .533         .608         .567         .581         .611
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .220         .430       (.410)         .070         .080
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .753        1.038         .157         .651         .691
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.533)       (.608)       (.567)       (.581)       (.611)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.533)       (.608)       (.567)       (.581)       (.611)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.50       $10.28        $9.85       $10.26       $10.19
======================================================================================================
TOTAL RETURN                                7.48%       10.91%        1.59%        6.57%        7.06%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,821       $1,544       $1,478       $1,644       $1,460
 Ratio of Total Expenses to
   Average Net Assets                       0.31%        0.28%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.07%        6.10%        5.64%        5.68%        6.04%
 Turnover Rate                                80%         169%          93%         107%          94%
======================================================================================================




--------------------------------------------------------------------------------
                                           VANGUARD SHORT-TERM FEDERAL FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.28
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .519
 Net Realized and Unrealized Gain
  (Loss) on Investments                                                .220
-------------------------------------------------------------------------------
  Total from Investment Operations                                     .739
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.519)
 Distributions from Realized Capital Gains                               --
-------------------------------------------------------------------------------
  Total Distributions                                                 (.519)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.50
================================================================================
TOTAL RETURN                                                          7.34%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $380
 Ratio of Total Expenses to
   Average Net Assets                                               0.24%**
 Ratio of Net Investment Income to
   Average Net Assets                                               4.96%**
 Turnover Rate                                                          80%
================================================================================
*Inception.
**Annualized.

43



------------------------------------------------------------------------------------------------------
                                                      VANGUARD SHORT-TERM CORPORATE FUND
                                                                  INVESTOR SHARES
                                                               YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF YEAR        $10.76       $10.49       $10.86       $10.87       $10.75
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .666         .712         .660         .660         .664
 Net Realized and Unrealized Gain
  (Loss) on Investments                     .060          .270        (.370)       (.010)        .120
------------------------------------------------------------------------------------------------------
  Total from Investment Operatio             .726         .982         .290         .650         .784
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.666)       (.712)       (.660)       (.660)       (.664)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.666)       (.712)       (.660)       (.660)       (.664)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.82       $10.76       $10.40       $10.86       $10.87
======================================================================================================
TOTAL RETURN                                6.92%        9.74%        2.77%        6.16%        7.53%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $7,611       $7,442       $6,731       $5,529       $4,709
 Ratio of Total Expenses to
   Average Net Assets                       0.24%        0.24%        0.25%        0.27%        0.28%
 Ratio of Net Investment Income to
   Average Net Assets                       6.18%        6.76%        6.21%        6.08%        6.17%
 Turnover Rate                                69%          54%          52%          46%          45%
======================================================================================================

--------------------------------------------------------------------------------
                                         VANGUARD SHORT-TERM CORPORATE FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .649
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .090
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.649)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.649)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.82
================================================================================
TOTAL RETURN                                                          7.04%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,816
 Ratio of Total Expenses to
   Average Net Assets                                              0.18%**
 Ratio of Net Investment Income to
  Average Net Assets                                                6.03%**
 Turnover Rate                                                          69%
================================================================================
*Inception.
**Annualized

------------------------------------------------------------------------------------------------------
                                                VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                                     -----------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF YEAR          $10.94       $10.03       $11.16       $10.80       $10.37
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .620         .649         .625         .630         .647
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .090         .910       (1.130)        .360         .430
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .710        1.559        (.505)        .990        1.077
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.620)       (.649)       (.625)       (.630)       (.647)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.620)       (.649)       (.625)       (.630)       (.647)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $11.03       $10.94       $10.03       $11.16       $10.80
======================================================================================================
TOTAL RETURN                                6.62%       16.07%       -4.59%        9.44%       10.78%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,976       $1,795       $1,652       $1,876       $1,595
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.28%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.60%        6.25%        5.96%        5.76%        6.19%
 Turnover Rate                                33%          56%         66%           63%          30%
======================================================================================================




--------------------------------------------------------------------------------
                                   VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF PERIOD                                $10.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .614
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .090
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .704

--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.614)
 Distributions from Realized Capital Gains                               --
-------------------------------------------------------------------------------
  Total Distributions                                                 (.614)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.03
================================================================================
TOTAL RETURN                                                          6.57%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,732
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
   Average Net Assets                                               5.65%**
 Turnover Rate                                                          33%
================================================================================
*Inception.
**Annualized.

45



------------------------------------------------------------------------------------------------------
                                               VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                                    ------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $9.62       $9.13        $10.07       $10.03        $9.72
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .630         .664         .623         .627         .638
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .142         .490         (.894)       .122         .321
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .772        1.154        (.271)       .749          .959
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.630)       (.664)       (.623)       (.627)       (.638)
 Distributions from Realized Capital Gains  (.002)          --        (.046)       (.082)       (.011)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.632)       (.664)       (.669)       (.709)       (.649)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $9.76        $9.62        $9.13       $10.07       $10.03
======================================================================================================
TOTAL RETURN                                8.23%       13.20%       -2.70%        7.73%       10.24%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $2,075       $2,070       $1,475       $1,234         $899
 Ratio of Total Expenses to
   Average Net Assets                       0.21%        0.22%        0.25%        0.27%        0.26%
 Ratio of Net Investment Income to
   Average Net Assets                       6.99%        7.17%        6.60%        6.25%        6.51%
 Turnover Rate                               118%          85%        67%           71%          69%
======================================================================================================

--------------------------------------------------------------------------------
                                  VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .616
 Net Realized and Unrealized Gain
   (Loss) on Investments                                               .162
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .778
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.616)
 Distributions from Realized Capital Gains                            (.002)
--------------------------------------------------------------------------------
  Total Distributions                                                 (.618)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.76
================================================================================
TOTAL RETURN                                                          8.29%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period(Millions)                                   $731
 Ratio of Total Expenses to
   Average Net Assets                                               0.13%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.47%**
 Turnover Rate                                                         118%
================================================================================
*Inception.
**Annualized.

------------------------------------------------------------------------------------------------------
                                                               VANGUARD GNMA FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                            --------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.35        $9.71       $10.47       $10.48       $10.23
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .650         .685         .669         .687         .718
 Net Realized and Unrealized Gain
  (Loss) on Investments                     .090          .640        (.760)        .002         .253
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .740        1.325        (.091)        .689         .971
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.650)       (.685)       (.669)       (.687)       (.718)
 Distributions from Realized Capital Gains     --           --           --        (.012)       (.003)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.650)       (.685)       (.669)       (.699)       (.721)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.44       $10.35        $9.71       $10.47       $10.48
======================================================================================================
TOTAL RETURN                                7.35%       14.12%       -0.89%        6.79%        9.86%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)       $15,839      $14,378      $12,228      $11,354       $8,894
 Ratio of Total Expenses to
   Average Net Assets                       0.25%        0.27%        0.27%        0.30%        0.31%
 Ratio of Net Investment Income to
  Average Net Assets                        6.24%        6.85%        6.63%        6.56%        6.97%
 Turnover Rate                                 8%           8%           5%           7%           3%
======================================================================================================


--------------------------------------------------------------------------------
                                                         VANGUARD GNMA FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.32
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .631
 Net Realized and Unrealized Gain
  (Loss) on Investments                                                .120
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .751
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.631)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.631)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.44
================================================================================
TOTAL RETURN                                                          7.47%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period(Millions)                                 $3,605
 Ratio of Total Expenses to
   Average Net Assets                                               0.19%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.17%**
 Turnover Rate                                                           8%
================================================================================
*Inception.
**Annualized.

47


------------------------------------------------------------------------------------------------------
                                                        VANGUARD LONG-TERM TREASURY FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                           ---------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.88       $ 9.74       $11.42       $10.79       $ 9.84
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .601         .621         .611         .629         .643
 Net Realized and Unrealized Gain
  (Loss) on Investments                     (.040)       1.140       (1.560)        .630         .950
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .561        1.761        (.949)       1.259        1.593
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.601)       (.621)       (.611)       (.629)       (.643)
 Distributions from Realized Capital Gains     --           --        (.120)          --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.601)       (.621)       (.731)       (.629)       (.643)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.84       $10.88       $ 9.74       $11.42       $10.79
======================================================================================================
TOTAL RETURN                                5.26%       18.57%       -8.41%       12.02%       16.85%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,363       $1,365       $1,178       $1,450       $1,061
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.29%        0.28%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.52%        6.00%        5.98%        5.69%        6.38%
 Turnover Rate                               64%           49%          43%          22%          18%
======================================================================================================




--------------------------------------------------------------------------------
                                           VANGUARD LONG-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.92
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .597
 Net Realized and Unrealized Gain
  (Loss) on Investments                                               (.080)
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .517
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.597)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.597)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.84
================================================================================
TOTAL RETURN                                                          4.93%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $532
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
  Average Net Assets                                                5.60%**
 Turnover Rate                                                          64%
================================================================================
 *Inception.
**Annualized.


------------------------------------------------------------------------------------------------------
                                                       VANGUARD LONG-TERM CORPORATE FUND
                                                                  INVESTOR SHARES
                                                                YEAR ENDED JANUARY 31,
                             -------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $8.63        $8.08        $9.38        $9.32        $8.71

------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .562         .573        .561          .582         .613
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .130         .550       (1.245)        .266         .685
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .692        1.123        (.684)        .848        1.298
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.562)       (.573)       (.561)       (.582)       (.613)
 Distributions from Realized Capital Gains     --           --        (.055)       (.206)       (.075)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.562)       (.573)       (.616)       (.788)       (.688)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $8.76        $8.63        $8.08        $9.38        $9.32
======================================================================================================
TOTAL RETURN                                8.26%       14.52%       -7.40%        9.52%       15.52%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $3,611       $3,820       $3,681       $4,232       $3,720
 Ratio of Total Expenses to
   Average Net Assets                       0.32%        0.30%        0.30%        0.30%        0.32%
 Ratio of Net Investment Income to
   Average Net Assets                       6.48%        7.02%        6.59%        6.26%        6.87%
 Turnover Rate                                39%          17%           7%          43%          33%
======================================================================================================

--------------------------------------------------------------------------------
                                       VANGUARD LONG-TERM CORPORATE FUND
                                                          ADMIRAL SHARES
                                                       FEB. 12, 2001* TO
                                                           JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .551
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .160
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .711
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.551)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.551)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.76
================================================================================
TOTAL RETURN                                                          8.50%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $435
 Ratio of Total Expenses to
   Average Net Assets                                               0.24%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.55%**
 Turnover Rate                                                          39%
================================================================================
*Inception.
**Annualized.

49

--------------------------------------------------------------------------------
INVESTING  WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the procceds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS

You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
     -    SIMPLE IRAs and 403(b)7 custodial accounts;
     - Other retirement plan accounts receiving special administrative services from Vanguard; or
     - Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard Fund, at any time, for any reason.



CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the

51

total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares of Vanguard Short-Term Corporate Fund into Institutional Shares of the Fund, provided that your account balance is at least $50 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS

Shares continue earning dividends until the next business day after the trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

53

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.



For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
- A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
-    Round trips must be at least 30 days apart.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund. Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele--

55

Account to obtain a PIN, and allow seven days before using this service. ^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
     -    Ten-digit account number.
     -    Complete owner name and address.
     -    Primary Social Security or employer identification number.
     -    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.



VANGUARD.COM/(TM)/

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
     -    The fund name and account number.
     -    The amount of the transaction (in dollars or shares).
     -    Signatures of all owners exactly as registered on the account.

                                                                              56
     -    Signature guarantees, if required for the type of transaction.*
     -    Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific-signature guarantee requirements.



RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, the fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

57

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS

For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Bond Funds will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisers.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
- Your best source of Vanguard news n For fund, account, and service information
- For most account transactions n For literature requests n 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
- For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire

- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
-    For fund and service information
-    For literature requests n Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES
REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

59

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific numbers when contacting us about:
     Vanguard Short-Term Treasury Fund--32 (Investor Shares) or 532 (Admiral Shares)
     Vanguard Short-Term Federal Fund--49 (Investor Shares) or 549 (Admiral Shares)
     Vanguard Short-Term Corporate Fund--39 (Investor Shares) or 539 (Admiral Shares)
     Vanguard Intermediate-Term Treasury Fund--35 (Investor Shares) or 535 (Admiral Shares)
     Vanguard Intermediate-Term Corporate Fund--71 (Investor Shares) or 571 (Admiral Shares)
     Vanguard GNMA Fund--36 (Investor Shares) or 536 (Admiral Shares)
     Vanguard Long-Term Treasury Fund--83 (Investor Shares) or 583 (Admiral Shares)
     Vanguard Long-Term Corporate Fund--28 (Investor Shares) or 568 (Admiral Shares)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                          [SHIP]
                                                                          [LOGO]
                                                              THE VANGUARD GROUP
                                                                   P.O. BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                              Funds' Investment Company Act file
                                                                number: 811-2368

                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P028 052002

VANGUARD(R) BOND FUNDS


Investor Shares for Participants . May 24, 2002


This prospectus contains financial data for the Funds through the fiscal year ended January 31, 2002.


                                               VANGUARD SHORT-TERM TREASURY FUND
                                                VANGUARD SHORT-TERM FEDERAL FUND
                                              VANGUARD SHORT-TERM CORPORATE FUND
                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                              VANGUARD GNMA FUND
                                                VANGUARD LONG-TERM TREASURY FUND
                                               VANGUARD LONG-TERM CORPORATE FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                              THE VANGUARD GROUP

VANGUARD BOND FUNDS
Investor Shares

Participant Prospectus May 24, 2002


A Group of Bond Mutual Funds

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
   1 AN INTRODUCTION TO VANGUARD BOND FUNDS

   2 FUND PROFILES

    2 Vanguard Short-Term Treasury Fund
    5 Vanguard Short-Term Federal Fund
    8 Vanguard Short-Term Corporate Fund
   11 Vanguard Intermediate-Term Treasury Fund
   14 Vanguard Intermediate-Term Corporate Fund
   17 Vanguard GNMA Fund
   20 Vanguard Long-Term Treasury Fund
   23 Vanguard Long-Term Corporate Fund

  26 MORE ON THE FUNDS

  34 THE FUNDS AND VANGUARD

  35 INVESTMENT ADVISERS

  37 DIVIDENDS, CAPITAL GAINS, AND TAXES

  37 SHARE PRICE

  38 FINANCIAL HIGHLIGHTS

  43 INVESTING WITH VANGUARD

  44 ACCESSING FUND INFORMATION BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers Investor Shares for all of the Funds and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
Each Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS
The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide a high level of current income and preserve investors' principal by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.

--------------------------------------------------------------------------------
                                                                DOLLAR-WEIGHTED
FUND                         PRIMARY INVESTMENTS                AVERAGE MATURITY
--------------------------------------------------------------------------------
Short-Term Treasury          U.S. Treasury bonds                  1-3 years
Short-Term Federal           U.S. government agency bonds         1-3 years
Short-Term Corporate         Investment-grade corporate bonds     1-3 years
Intermediate-Term Treasury   U.S. Treasury bonds                  5-10 years
Intermediate-Term Corporate  Investment-grade corporate bonds     5-10 years
GNMA                         GNMA mortgage certificates     Generally 5-10 years
Long-Term Treasury           U.S. Treasury bonds                 15-30 years
Long-Term Corporate          Investment-grade corporate bonds    15-25 years
-------------------------------------------------------------------------------


     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

FUND PROFILE-- VANGUARD(R) SHORT-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in short-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.
--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.75%
                1993    6.41
                1994   -0.58
                1995   12.11
                1996    4.39
                1997    6.39
                1998    7.36
                1999    1.85
                2000    8.83
                2001    7.80
----------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.28%.
---------------------------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.19% (quarter ended March 31, 1994).

3


      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                               1 YEAR  5 YEARS   10 YEARS
      --------------------------------------------------------------------
      Vanguard Short-Term Treasury Fund         7.80%   6.42%      6.08%
      Lehman Brothers 1-5 Year U.S. Treasury    8.45    6.80       6.36
       Bond Index
      --------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.27%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.29%


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $30         $93       $163         $368
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STTsry
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             32

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031703
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFISX
October 28, 1991

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.7 billion
--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by U.S. government agencies and instrumentalities, most of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Fund because it invests only in bonds that are of U.S. government agency quality.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.19%
                1993    7.00
                1994   -0.94
                1995   12.26
                1996    4.78
                1997    6.46
                1998    7.22
                1999    2.07
                2000    9.18
                2001    8.61
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.44%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.98% (quarter ended March 31, 1994).


      ----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                                 1 YEAR  5 YEARS    10 YEARS
      ----------------------------------------------------------------------
      Vanguard Short-Term Federal Fund            8.61%   6.68%      6.23%
      Lehman Brothers 1-5 Year U.S. Government    8.64    6.86       6.39
       Bond Index
      ----------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.29%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.31%


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $32        $100       $174         $393
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

7


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STFed
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             49

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031604
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VSGBX
December 31, 1987

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.2 billion
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) SHORT-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.

- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

9


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.20%
                1993    7.07
                1994   -0.08
                1995   12.74
                1996    4.79
                1997    6.95
                1998    6.57
                1999    3.30
                2000    8.17
                2001    8.14
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.26%.
-------------------------------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.91% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.00% (quarter ended March 31, 1994).



      -----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      -----------------------------------------------------------------------
                                                  1 YEAR  5 YEARS    10 YEARS
      -----------------------------------------------------------------------
      Vanguard Short-Term Corporate Fund           8.14%   6.61%      6.44%
      Lehman Brothers 1-5 Year U.S. Credit Index   9.73    7.08       7.02
      -----------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.22%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.24%




     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $25         $77       $135         $306
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STCor
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             39

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031406
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFSTX
October 29, 1982

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$9.8 billion
--------------------------------------------------------------------------------

11

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its total assets in intermediate-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's total assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.78%
                1993   11.43
                1994   -4.33
                1995   20.44
                1996    1.92
                1997    8.96
                1998   10.61
                1999   -3.52
                2000   14.03
                2001    7.55
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
-------------------------------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.23% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.60% (quarter ended March 31, 1994).

      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                                1 YEAR  5 YEARS   10 YEARS
      ---------------------------------------------------------------------
      Vanguard Intermediate-Term Treasury Fund   7.55%   7.35%      7.24%
      Lehman Brothers 5-10 Year U.S. Treasury    7.27    7.53       7.35
       Bond Index
      ---------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.27%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.29%



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $30         $93       $163         $368
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       ITTsry
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             35

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031802
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFITX
October 28, 1991

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$3.7 billion
--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk should be low for the Fund because it invests mainly in bonds that are not callable.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the

15


average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1994   -4.20
                1995   21.39
                1996    2.78
                1997    8.93
                1998    8.30
                1999   -1.53
                2000   10.70
                2001    9.42
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.01%.


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.41% (quarter ended March 31, 1994).


      -------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------------
                                            1 YEAR  5 YEARS   SINCE INCEPTION*
      -------------------------------------------------------------------------
      Vanguard Intermediate-Term Corporate
       Fund                                  9.42%   7.07%          6.60%
      Lehman Brother 5-10 Year U.S. Credit   9.83    7.20           6.90
        Index
      -------------------------------------------------------------------------
      *November 1, 1993.
      -------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.19%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.21%


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $22         $68       $118         $268
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       ITCorp
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             71

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031885
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFICX
November 1, 1993

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.8 billion
--------------------------------------------------------------------------------

17

FUND PROFILE-- VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (five to ten years). For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.85%
                1993    5.90
                1994   -0.95
                1995   17.04
                1996    5.24
                1997    9.47
                1998    7.14
                1999    0.78
                2000   11.22
                2001    7.94
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.01%.
-------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).



      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                          1 YEAR    5 YEARS       10 YEARS
      --------------------------------------------------------------------
      Vanguard GNMA Fund                   7.94%     7.25%        6.96%
      Lehman Brothers GNMA Bond Index      8.22      7.50         7.17
      --------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.22%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.25%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

19


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $26         $80       $141         $318
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       GNMA
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             36

INVESTMENT ADVISER                                    CUSIP NUMBER
Wellington Management Company, LLP, Boston,           922031307
Mass., since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFIIX
June 27, 1980

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$19.4 billion

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in long-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.40%
                1993   16.79
                1994   -7.03
                1995   30.11
                1996   -1.25
                1997   13.90
                1998   13.05
                1999   -8.66
                2000   19.72
                2001    4.31
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -1.49%.
--------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.53% (quarter ended June 30, 1995), and the lowest return for a quarter was -6.85% (quarter ended March 31, 1996).

21

      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                            1 YEAR   5 YEARS      10 YEARS
      --------------------------------------------------------------------
      Vanguard Long-Term Treasury Fund       4.31%     7.99%      8.21%
      Lehman Brothers Long U.S. Treasury     4.21      8.36       8.51
       Bond Index
      --------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.27%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.29%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $30         $93       $163         $368
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       LTTsry
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             83

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031505
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VUSTX
May 19, 1986

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$1.9 billion
--------------------------------------------------------------------------------

23

FUND PROFILE-- VANGUARD(R) LONG-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed-income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly long-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk is generally moderate for long-term bond funds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.



PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    9.78%
                1993   14.49
                1994   -5.30
                1995   26.40
                1996    1.20
                1997   13.79
                1998    9.21
                1999   -6.23
                2000   11.76
                2001    9.57
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
--------------------------------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.56% (quarter ended June 30, 1995), and the lowest return for a quarter was -4.68% (quarter ended March 31, 1996).


      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                                1 YEAR  5 YEARS    10 YEARS
      ---------------------------------------------------------------------
      Vanguard Long-Term Corporate Fund         9.57%    7.37%      8.07%
      Lehman Brothers Long Credit A or Better   11.98    7.63       7.94
       Bond Index
      ---------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.30%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.32%


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

25

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $33        $103       $180         $406
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       LTCorp
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December.                                             28

INVESTMENT ADVISER                                    CUSIP NUMBER
Wellington Management Company, LLP, Boston,           922031109
Mass., since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VWESX
July 9, 1973

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$4 billion
--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE
The Funds invest mainly in bonds. As a result, they are subject to certain risks.

[FLAG} EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

Changes in interest rates can affect bond income as well as bond prices.


[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

27


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed bonds tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

-------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $978      $1,023        $956     $1,046
Intermediate-Term (10 years)         932       1,074         870      1,156
Long-Term (20 years)                 901       1,116         816      1,251
------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------
     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


[FLAG] BECAUSE EACH FUND  INVESTS IN  MORTGAGE-BACKED  BONDS THAT ARE  CALLABLE,
     EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.


     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------


[FLAG] BECAUSE IT INVESTS IN MORTGAGE-BACKED  BONDS, THE GNMA FUND IS SUBJECT TO
     PREPAYMENT RISK, WHICH IS THE CHANCE THAT MORTGAGE-BACKED BONDS WILL BE PAID OFF EARLY IF FALLING INTEREST RATES PROMPT HOMEOWNERS TO REFINANCE THEIR MORTGAGES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING INTEREST RATES.


     Since the GNMA Fund invests most of its assets in mortgage-backed bonds, prepayment risk for the Fund is high.

29

[FLAG] EACH FUND,  EXCEPT FOR THE  TREASURY  FUNDS,  IS SUBJECT TO CREDIT  RISK,
     WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------


     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds (which invest primarily in securities backed by the full faith and credit of the U.S. government) have the lowest credit risk--and generally the lowest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc. as of January 31, 2002.




----------------------------------------------
FUND                          AVERAGE QUALITY
----------------------------------------------
Short-Term Treasury             Treasury
Short-Term Federal               Agency
Short-Term Corporate               A1
Intermediate-Term Treasury      Treasury
Intermediate-Term Corporate        A1
GNMA                            Treasury
Long-Term Treasury              Treasury
Long-Term Corporate                A1
----------------------------------------------


     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

--------------------------------------------------------------------------------------
         CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
--------------------------------------------------------------------------------------
                       ISSUED OR BACKED      HIGH OR                          NON-
                      BY U.S. GOV'T., ITS    HIGHEST      UPPER            INVESTMENT-
                         AGENCIES, AND       QUALITY     MEDIUM    MEDIUM   GRADE OR
FUND                   INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY   UNRATED
--------------------------------------------------------------------------------------

Short-Term Treasury          100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Federal           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Corporate         ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------
Intermediate-Term            100%               0%         0%       0%          0%
Treasury
--------------------------------------------------------------------------------------
Intermediate-Term            ----------At least 65%----------      No more    No more
Corporate                                                          than 30%   than 5%
--------------------------------------------------------------------------------------
GNMA                         100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Treasury           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Corporate          ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------

     Each of the Corporate Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities.

[FlAG] EACH FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING SECURITIES.


     To help you distinguish among the Funds and their various risks, the following summary table is provided.

31

-------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                              INCOME   INTEREST   PREPAYMENT/    CREDIT
FUND                           RISK    RATE RISK   CALL RISK      RISK
-------------------------------------------------------------------------
Short-Term Treasury            High       Low         Low       Very Low
Short-Term Federal             High       Low         Low       Very Low
Short-Term Corporate           High       Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate       Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate       Low         Low
GNMA                         Moderate  Moderate      High       Very Low
Long-Term Treasury             Low       High         Low       Very Low
Long-Term Corporate            Low       High      Moderate       Low
-------------------------------------------------------------------------


SECURITY SELECTION
The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


--------------------------------------------------------------------------------
                              SHORT-,                        SHORT-,
                             INTERMEDIATE-,                 INTERMEDIATE-,
                             AND LONG-TERM    SHORT-TERM    AND LONG-TERM   GNMA
                            TREASURY FUNDS   FEDERAL FUND  CORPORATE FUNDS  FUND
--------------------------------------------------------------------------------
 Corporate Debt Obligations                                     X
--------------------------------------------------------------------------------
 U.S. Government and
  Agency Bonds                  X                X              X            X
--------------------------------------------------------------------------------
 State and Municipal Bonds                                      X
--------------------------------------------------------------------------------
 Mortgage-Backed Securities     X                X              X            X
--------------------------------------------------------------------------------
 Cash Investments               X*               X*             X            X*
--------------------------------------------------------------------------------
 Futures, Options, and
  Other Derivatives             X                X              X            X
--------------------------------------------------------------------------------
 Asset-Backed Securities                         X              X
--------------------------------------------------------------------------------
 InternationalDollar-                                           X
  Denominated Bonds
--------------------------------------------------------------------------------
 Preferred Stocks                                               X
--------------------------------------------------------------------------------
 Convertible Securities                                         X
--------------------------------------------------------------------------------
 Collateralized Mortgage
  Obligations (CMOs)            X                X              X            X
--------------------------------------------------------------------------------
 Restricted or Illiquid         X                X              X            X
  Securities
--------------------------------------------------------------------------------
 *Repurchase agreements only.
--------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of their agencies or instrumentalities.
- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are pack-
aged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.


- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.
- Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.
          The reasons for which a Fund will invest in futures, options and other derivatives are:
     -- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
     -- To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------



- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is

33


subject to country risk. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.


[FLAG] EACH OF THE  CORPORATE  FUNDS IS SUBJECT TO  COUNTRY  RISK,  WHICH IS THE
     CHANCE THAT A COUNTRY'S ECONOMY WILL BE HURT BY POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS.


- Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stock holders, but after that of bond holders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly-issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.


     The Funds are generally managed without regard to tax ramifications. Except for the Treasury Funds, each Fund invests at least 80% of its net assets, which includes borrowings for investment purposes, in the type of investments suggested by its name. The Treasury Funds invest at least 85% of their total assets in bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government.



TEMPORARY INVESTMENT MEASURES
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering  shares at any time.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

35

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS


Two investment advisers manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP serves as the adviser to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the adviser to the other Funds.


     Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.


     The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets.


     For the fiscal year ended January 31, 2002, the advisory expenses or fees for each Fund (with the exception of the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.


     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.


     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISERS


The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1979; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; and has managed the Short-Term Corporate Fund since 1983. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since April 2001.
Education: B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

     The board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment adviser for these Funds--either as a replacement for the existing adviser or as an additional adviser. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. In addition, as the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.

37

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental capital gains distributions at some other time during the year.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of each Fund's assets may be affected to the extent that each Fund holds foreign securities that trade on foreign markets that are open.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Investor Shares's financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Investor Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. You may have these annual reports sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2002 with a net asset value (price) of $10.35 per share. During the year, each Investor Share earned $0.508 from investment income (interest and dividends) and $0.195 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.513 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.54, reflecting earnings of $0.703 per share and distributions of $0.513 per share. This was an increase of $0.19 per share (from $10.35 at the beginning of the year to $10.54 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.93% for the year.

As of January 31, 2002, the Investor Shares had $1.4 billion in net assets. For the year, the expense ratio was 0.29% ($2.90 per $1,000 of net assets), and the net investment income amounted to 4.82% of average net assets. The Fund sold and replaced securities valued at 102% of its net assets.

--------------------------------------------------------------------------------

39



------------------------------------------------------------------------------------------------------
                                                       VANGUARD SHORT-TERM TREASURY FUND
                                                                YEAR ENDED JANUARY 31,
                                      ---------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF YEAR        $10.35        $9.94       $10.37       $10.27       $10.16
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .508         .596         .534         .545         .590
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .195         .410        (.413)        .122         .110
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .703        1.006         .121         .667         .700
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.508)       (.596)       (.534)       (.545)       (.590)
 Distributions from Realized Capital Gains  (.005)          --        (.017)       (.022)          --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.513)       (.596)       (.551)       (.567)       (.590)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.54       $10.35        $9.94       $10.37       $10.27
======================================================================================================
TOTAL RETURN                                6.93%       10.45%        1.20%        6.66%        7.11%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)       $ 1,407       $1,213       $1,177       $1,197       $1,009
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.27%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       4.82%        5.91%        5.27%        5.27%        5.80%
 Turnover Rate                               102%         296%         124%         132%          83%
=======================================================================================================




------------------------------------------------------------------------------------------------------
                                                        VANGUARD SHORT-TERM FEDERAL FUND
                                                                YEAR ENDED JANUARY 31,
                        ------------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.28        $9.85       $10.26       $10.19       $10.11
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .533         .608         .567         .581         .611
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .220         .430       (.410)         .070         .080
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .753        1.038         .157         .651         .691
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.533)       (.608)       (.567)       (.581)       (.611)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.533)       (.608)       (.567)       (.581)       (.611)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.50       $10.28        $9.85       $10.26       $10.19
======================================================================================================
TOTAL RETURN                                7.48%       10.91%        1.59%        6.57%        7.06%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,821       $1,544       $1,478       $1,644       $1,460
 Ratio of Total Expenses to
   Average Net Assets                       0.31%        0.28%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.07%        6.10%        5.64%        5.68%        6.04%
 Turnover Rate                                80%         169%          93%         107%          94%
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                      VANGUARD SHORT-TERM CORPORATE FUND
                                                               YEAR ENDED JANUARY 31,
                                  --------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF YEAR        $10.76       $10.49       $10.86       $10.87       $10.75
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .666         .712         .660         .660         .664
 Net Realized and Unrealized Gain
  (Loss) on Investments                     .060          .270        (.370)       (.010)        .120
------------------------------------------------------------------------------------------------------
  Total from Investment Operatio             .726         .982         .290         .650         .784
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.666)       (.712)       (.660)       (.660)       (.664)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.666)       (.712)       (.660)       (.660)       (.664)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.82       $10.76       $10.40       $10.86       $10.87
======================================================================================================
TOTAL RETURN                                6.92%        9.74%        2.77%        6.16%        7.53%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $7,611       $7,442       $6,731       $5,529       $4,709
 Ratio of Total Expenses to
   Average Net Assets                       0.24%        0.24%        0.25%        0.27%        0.28%
 Ratio of Net Investment Income to
   Average Net Assets                       6.18%        6.76%        6.21%        6.08%        6.17%
 Turnover Rate                                69%          54%          52%          46%          45%
======================================================================================================


------------------------------------------------------------------------------------------------------
                                                VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                                                YEAR ENDED JANUARY 31,
                                     -----------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF YEAR          $10.94       $10.03       $11.16       $10.80       $10.37
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .620         .649         .625         .630         .647
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .090         .910       (1.130)        .360         .430
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .710        1.559        (.505)        .990        1.077
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.620)       (.649)       (.625)       (.630)       (.647)
 Distributions from Realized Capital Gains     --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.620)       (.649)       (.625)       (.630)       (.647)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $11.03       $10.94       $10.03       $11.16       $10.80
======================================================================================================
TOTAL RETURN                                6.62%       16.07%       -4.59%        9.44%       10.78%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,976       $1,795       $1,652       $1,876       $1,595
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.28%        0.27%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.60%        6.25%        5.96%        5.76%        6.19%
 Turnover Rate                                33%          56%         66%           63%          30%
======================================================================================================

41


------------------------------------------------------------------------------------------------------
                                               VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                                YEAR ENDED JANUARY 31,
                                    ------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $9.62       $9.13        $10.07       $10.03        $9.72
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .630         .664         .623         .627         .638
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .142         .490         (.894)       .122         .321
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .772        1.154        (.271)       .749          .959
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.630)       (.664)       (.623)       (.627)       (.638)
 Distributions from Realized Capital Gains  (.002)          --        (.046)       (.082)       (.011)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.632)       (.664)       (.669)       (.709)       (.649)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $9.76        $9.62        $9.13       $10.07       $10.03
======================================================================================================
TOTAL RETURN                                8.23%       13.20%       -2.70%        7.73%       10.24%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $2,075       $2,070       $1,475       $1,234         $899
 Ratio of Total Expenses to
   Average Net Assets                       0.21%        0.22%        0.25%        0.27%        0.26%
 Ratio of Net Investment Income to
   Average Net Assets                       6.99%        7.17%        6.60%        6.25%        6.51%
 Turnover Rate                               118%          85%        67%           71%          69%
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                                 VANGUARD GNMA FUND
                                                                YEAR ENDED JANUARY 31,
                            --------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.35        $9.71       $10.47       $10.48       $10.23
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .650         .685         .669         .687         .718
 Net Realized and Unrealized Gain
  (Loss) on Investments                     .090          .640        (.760)        .002         .253
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .740        1.325        (.091)        .689         .971
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.650)       (.685)       (.669)       (.687)       (.718)
 Distributions from Realized Capital Gains     --           --           --        (.012)       (.003)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.650)       (.685)       (.669)       (.699)       (.721)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.44       $10.35        $9.71       $10.47       $10.48
======================================================================================================
TOTAL RETURN                                7.35%       14.12%       -0.89%        6.79%        9.86%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)       $15,839      $14,378      $12,228      $11,354       $8,894
 Ratio of Total Expenses to
   Average Net Assets                       0.25%        0.27%        0.27%        0.30%        0.31%
 Ratio of Net Investment Income to
  Average Net Assets                        6.24%        6.85%        6.63%        6.56%        6.97%
 Turnover Rate                                 8%           8%           5%           7%           3%
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                        VANGUARD LONG-TERM TREASURY FUND
                                                                YEAR ENDED JANUARY 31,
                           ---------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $10.88       $ 9.74       $11.42       $10.79       $ 9.84
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .601         .621         .611         .629         .643
 Net Realized and Unrealized Gain
  (Loss) on Investments                     (.040)       1.140       (1.560)        .630         .950
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .561        1.761        (.949)       1.259        1.593
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net  Investment Income      (.601)       (.621)       (.611)       (.629)       (.643)
 Distributions from Realized Capital Gains     --           --        (.120)          --           --
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.601)       (.621)       (.731)       (.629)       (.643)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $10.84       $10.88       $ 9.74       $11.42       $10.79
======================================================================================================
TOTAL RETURN                                5.26%       18.57%       -8.41%       12.02%       16.85%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $1,363       $1,365       $1,178       $1,450       $1,061
 Ratio of Total Expenses to
   Average Net Assets                       0.29%        0.29%        0.28%        0.27%        0.27%
 Ratio of Net Investment Income to
   Average Net Assets                       5.52%        6.00%        5.98%        5.69%        6.38%
 Turnover Rate                               64%           49%          43%          22%          18%
======================================================================================================



------------------------------------------------------------------------------------------------------
                                                       VANGUARD LONG-TERM CORPORATE FUND
                                                                YEAR ENDED JANUARY 31,
                             -------------------------------------------------------------------------
                                             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $8.63        $8.08        $9.38        $9.32        $8.71

------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .562         .573        .561          .582         .613
 Net Realized and Unrealized Gain
  (Loss) on Investments                      .130         .550       (1.245)        .266         .685
------------------------------------------------------------------------------------------------------
  Total from Investment Operations           .692        1.123        (.684)        .848        1.298
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (.562)       (.573)       (.561)       (.582)       (.613)
 Distributions from Realized Capital Gains     --           --        (.055)       (.206)       (.075)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (.562)       (.573)       (.616)       (.788)       (.688)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $8.76        $8.63        $8.08        $9.38        $9.32
======================================================================================================
TOTAL RETURN                                8.26%       14.52%       -7.40%        9.52%       15.52%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)        $3,611       $3,820       $3,681       $4,232       $3,720
 Ratio of Total Expenses to
   Average Net Assets                       0.32%        0.30%        0.30%        0.30%        0.32%
 Ratio of Net Investment Income to
   Average Net Assets                       6.48%        7.02%        6.59%        6.26%        6.87%
 Turnover Rate                                39%          17%           7%          43%          33%
======================================================================================================

43

INVESTING WITH VANGUARD
One or more of the Funds is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.


     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                            LOGO
                                                                          [SHIP]
                                                              THE VANGUARD GROUP

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:


THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-2368

                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     I028 052002

VANGUARD(R) BOND FUNDS

Admiral(TM) Shares for Participants . May 24, 2002


This prospectus contains financial data for the Funds through the fiscal year ended January 31, 2002.

                                               VANGUARD SHORT-TERM TREASURY FUND
                                                VANGUARD SHORT-TERM FEDERAL FUND
                                              VANGUARD SHORT-TERM CORPORATE FUND
                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                              VANGUARD GNMA FUND
                                                VANGUARD LONG-TERM TREASURY FUND
                                               VANGUARD LONG-TERM CORPORATE FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                           THE VANGUARD GROUP[R]

VANGUARD BOND FUNDS
Admiral Shares

Participant Prospectus May 24, 2002


A Group of Bond Mutual Funds

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
   1 AN INTRODUCTION TO VANGUARD BOND FUNDS

   2 FUND PROFILES

    2 Vanguard Short-Term Treasury Fund
    5 Vanguard Short-Term Federal Fund
    8 Vanguard Short-Term Corporate Fund
    11 Vanguard Intermediate-Term Treasury Fund
    14 Vanguard Intermediate-Term Corporate Fund
    17 Vanguard GNMA Fund
    20 Vanguard Long-Term Treasury Fund
    23 Vanguard Long-Term Corporate Fund

  26 MORE ON THE FUNDS

  35 THE FUNDS AND VANGUARD

  35 INVESTMENT ADVISERS

  37 DIVIDENDS, CAPITAL GAINS, AND TAXES

  37 SHARE PRICE

  38 FINANCIAL HIGHLIGHTS

  43 INVESTING WITH VANGUARD

  44 ACCESSING FUND INFORMATION BY COMPUTER

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHARE CLASS OVERVIEW

This prospectus offers Admiral Shares for all of the Funds and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

Each Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS
The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide a high level of current income and preserve investors' principal by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.


--------------------------------------------------------------------------------
                                                                DOLLAR-WEIGHTED
FUND                         PRIMARY INVESTMENTS                AVERAGE MATURITY
-------------------------------------------------------------------------------
Short-Term Treasury          U.S. Treasury bonds                  1-3 years
Short-Term Federal           U.S. government agency bonds         1-3 years
Short-Term Corporate         Investment-grade corporate bonds     1-3 years
Intermediate-Term Treasury   U.S. Treasury bonds                  5-10 years
Intermediate-Term Corporate  Investment-grade corporate bonds     5-10 years
GNMA                         GNMA mortgage certificates     Generally 5-10 years
Long-Term Treasury           U.S. Treasury bonds                 15-30 years
Long-Term Corporate          Investment-grade corporate bonds    15-25 years
-------------------------------------------------------------------------------

     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

FUND PROFILE-- VANGUARD(R) SHORT-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in short-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.75%
                1993    6.41
                1994   -0.58
                1995   12.11
                1996    4.39
                1997    6.39
                1998    7.36
                1999    1.85
                2000    8.83
                2001    7.80
----------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.28%.
---------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.19% (quarter ended March 31, 1994).

3


      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                               1 YEAR  5 YEARS   10 YEARS
      --------------------------------------------------------------------
      Vanguard Short-Term Treasury Fund
       Investor Shares                          7.80%   6.42%      6.08%
      Lehman Brothers 1-5 Year U.S. Treasury    8.45    6.80       6.36
       Bond Index
      --------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.14%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $15         $48        $85         $192
-------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STTsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              532

INVESTMENT ADVISER                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031851
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIRX
Investor Shares--October 28, 1991
Admiral Shares--February 13, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.7 billion

--------------------------------------------------------------------------------

5

FUND PROFILE-- VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by U.S. government agencies and instrumentalities, most of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bonds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk, should be very low for the Fund because it invests only in bonds that are of U.S. government agency quality.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.19%
                1993    7.00
                1994   -0.94
                1995   12.26
                1996    4.78
                1997    6.46
                1998    7.22
                1999    2.07
                2000    9.18
                2001    8.61
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.44%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.98% (quarter ended March 31, 1994).


      ----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                                 1 YEAR  5 YEARS    10 YEARS
      ----------------------------------------------------------------------
      Vanguard Short-Term Federal Fund
       Investor Shares                            8.61%   6.68%      6.23%
      Lehman Brothers 1-5 Year U.S. Government    8.64    6.86       6.39
       Bond Index
      ----------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.23%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.24%



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $25         $77       $135         $306
-------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

7

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STFedAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              549

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031844
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VSGDX
Investor Shares--December 31, 1987
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.2 billion

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) SHORT-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:


- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund, because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.



PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

9


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.20%
                1993    7.07
                1994   -0.08
                1995   12.74
                1996    4.79
                1997    6.95
                1998    6.57
                1999    3.30
                2000    8.17
                2001    8.14
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.26%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.91% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.00% (quarter ended March 31, 1994).


       ----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      -----------------------------------------------------------------------
                                                  1 YEAR  5 YEARS    10 YEARS
      -----------------------------------------------------------------------
      Vanguard Short-Term Corporate Fund
       Investor Shares                             8.14%   6.61%      6.44%
      Lehman Brothers 1-5 Year U.S. Credit Index   9.73    7.08       7.02
      -----------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.17%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.18%


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $18         $58       $101         $230
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       STCrpAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              539

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031836
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFSUX
Investor Shares--October 29, 1982
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$9.8 billion

--------------------------------------------------------------------------------

11

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its total assets in intermediate-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's total assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of Fund's Investor Shares has varied from one calendar year to another over the periods shown.The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.78%
                1993   11.43
                1994   -4.33
                1995   20.44
                1996    1.92
                1997    8.96
                1998   10.61
                1999   -3.52
                2000   14.03
                2001    7.55
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
-------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.23% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.60% (quarter ended March 31, 1994).

      ----------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                                 1 YEAR  5 YEARS   10 YEARS
      ----------------------------------------------------------------------
      Vanguard Intermediate-Term Treasury Fund
       Investor Shares                            7.55%   7.35%      7.24%
      Lehman Brothers 5-10 Year U.S. Treasury     7.27    7.53       7.35
       Bond Index
      ----------------------------------------------------------------------




FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.14%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $15         $48        $85         $192
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

13

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       ITsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              535

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031828
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFIUX
Investor Shares--October 28, 1991
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$3.7 billion

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between five and ten years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk should be low for the Fund because it invests mainly in bonds that are not callable.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both

15


the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1994   -4.20
                1995   21.39
                1996    2.78
                1997    8.93
                1998    8.30
                1999   -1.53
                2000   10.70
                2001    9.42
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.01%.


     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.41% (quarter ended March 31, 1994).


      -------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------------
                                            1 YEAR  5 YEARS   SINCE INCEPTION*
      -------------------------------------------------------------------------
      Vanguard Intermediate-Term Corporate
       Fund Investor Shares                  9.42%   7.07%          6.60%
      Lehman Brothers 5-10 Year U.S. Credit  9.83    7.20           6.90
       Index
      -------------------------------------------------------------------------
      *November 1, 1993.
      -------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.12%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.13%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $13         $42        $73         $166
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       ITCrpAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              571

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031810
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFIDX
Investor Shares--November 1, 1993
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$2.8 billion

--------------------------------------------------------------------------------

17

FUND PROFILE-- VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (five to ten years). For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    6.85%
                1993    5.90
                1994   -0.95
                1995   17.04
                1996    5.24
                1997    9.47
                1998    7.14
                1999    0.78
                2000   11.22
                2001    7.94
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.01%.
-------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).


      -------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------
                                           1 YEAR   5 YEARS      10 YEARS
      -------------------------------------------------------------------
      Vanguard GNMA Fund Investor Shares    7.94%     7.25%      6.96%
      Lehman Brothers GNMA Bond Index       8.22      7.50       7.17
      -------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.17%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.19%


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

19

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $19         $61       $107         $243
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       GNMAAdml
the first business day of each month; capital gains,
if any, are distributed annually in                   VANGUARD FUND NUMBER
December                                              536

INVESTMENT ADVISER                                    CUSIP NUMBER
Wellington Management Company, LLP, Boston,           922031794
Mass., since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VFIJX
Investor Shares--June 27, 1980
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$19.4 billion

--------------------------------------------------------------------------------

FUND PROFILE-- VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 85% of its assets in long-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    7.40%
                1993   16.79
                1994   -7.03
                1995   30.11
                1996   -1.25
                1997   13.90
                1998   13.05
                1999   -8.66
                2000   19.72
                2001    4.31
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -1.49%.
--------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.53% (quarter ended June 30, 1995), and the lowest return for a quarter was -6.85% (quarter ended March 31, 1996).

21


      --------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                            1 YEAR   5 YEARS      10 YEARS
      --------------------------------------------------------------------
      Vanguard Long-Term Treasury Fund
       Investor Shares                       4.31%     7.99%      8.21%
      Lehman Brothers Long U.S. Treasury     4.21      8.36       8.51
       Bond Index
      --------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.14%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $15         $48        $85         $192
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       LTsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              583

INVESTMENT ADVISER                                    CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,                922031786
since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VUSUX
Investor Shares--May 19, 1986
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$1.9 billion

--------------------------------------------------------------------------------

23

FUND PROFILE-- VANGUARD(R) LONG-TERM CORPORATE FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed-income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly long-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.

- Prepayment/call risk, which is the chance that during periods of falling interest rates, the issuer of a mortgage-backed or corporate bond will repay--or call--higher-yielding bonds before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Prepayment/call risk is generally moderate for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
- Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the Fund's average annual total returns compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------
[CHART]
                1992    9.78%
                1993   14.49
                1994   -5.30
                1995   26.40
                1996    1.20
                1997   13.79
                1998    9.21
                1999   -6.23
                2000   11.76
                2001    9.57
-------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was -0.59%.
--------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.56% (quarter ended June 30, 1995), and the lowest return for a quarter was -4.68% (quarter ended March 31, 1996).


      ---------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                                1 YEAR  5 YEARS    10 YEARS
      ---------------------------------------------------------------------
      Vanguard Long-Term Corporate Fund
       Investor Shares                          9.57%    7.37%      8.07%
      Lehman Brothers Long Credit A or Better   11.98    7.63       7.94
       Bond Index
      ---------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.23%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.24%



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

25

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $25         $77       $135         $306
-------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on       LTCrpAdml
the first business day of each month; capital
gains, if any, are distributed annually in            VANGUARD FUND NUMBER
December                                              568

INVESTMENT ADVISER                                    CUSIP NUMBER
Wellington Management Company, LLP, Boston,           922031778
Mass., since inception
                                                      TICKER SYMBOL
INCEPTION DATE                                        VWETX
Investor Shares--July 9, 1973
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$4.05 billion

--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE
The Funds invest mainly in bonds. As a result, they are subject to certain risks.

[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

27

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed bonds are different: In general, declining interest rates will not lift the prices of mortgage-backed bonds--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed bonds for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed bonds tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $978      $1,023        $956     $1,046
Intermediate-Term (10 years)         932       1,074         870      1,156
Long-Term (20 years)                 901       1,116         816      1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield
--------------------------------------------------------------------------------
     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.


[FLAG] BECAUSE EACH FUND  INVESTS IN  MORTGAGE-BACKED  BONDS THAT ARE  CALLABLE,
     EACH FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION, AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.


     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------

[FLAG] BECAUSE IT INVESTS IN MORTGAGE-BACKED  BONDS, THE GNMA FUND IS SUBJECT TO
     PREPAYMENT RISK, WHICH IS THE CHANCE THAT MORTGAGE-BACKED BONDS WILL BE PAID OFF EARLY IF FALLING INTEREST RATES PROMPT HOMEOWNERS TO REFINANCE THEIR MORTGAGES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING INTEREST RATES.


     Since the GNMA Fund invests most of its assets in mortgage-backed bonds, prepayment risk for the Fund is high.

29

[FLAG] EACH FUND,  EXCEPT FOR THE  TREASURY  FUNDS,  IS SUBJECT TO CREDIT  RISK,
     WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.

--------------------------------------------------------------------------------

     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds (which invest primarily in securities backed by the full faith and credit of the U.S. government) have the lowest credit risk--and generally the lowest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc. as of January 31, 2002.



FUND                          AVERAGE QUALITY
----------------------------------------------
Short-Term Treasury             Treasury
Short-Term Federal               Agency
Short-Term Corporate               A1
Intermediate-Term Treasury      Treasury
Intermediate-Term Corporate        A1
GNMA                            Treasury
Long-Term Treasury              Treasury
Long-Term Corporate                A1
----------------------------------------------


     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.

--------------------------------------------------------------------------------------
         CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
--------------------------------------------------------------------------------------
                       ISSUED OR BACKED      HIGH OR                          NON-
                      BY U.S. GOV'T., ITS    HIGHEST      UPPER            INVESTMENT-
                         AGENCIES, AND       QUALITY     MEDIUM    MEDIUM   GRADE OR
FUND                   INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY   UNRATED
--------------------------------------------------------------------------------------

Short-Term Treasury          100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Federal           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Short-Term Corporate         ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------
Intermediate-Term            100%               0%         0%       0%          0%
Treasury
--------------------------------------------------------------------------------------
Intermediate-Term            ----------At least 65%----------      No more    No more
Corporate                                                          than 30%   than 5%
--------------------------------------------------------------------------------------
GNMA                         100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Treasury           100%               0%         0%       0%          0%
--------------------------------------------------------------------------------------
Long-Term Corporate          ----------At least 65%----------     No more    No more
                                                                  than 30%   than 5%
--------------------------------------------------------------------------------------

     Each of the Corporate Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities.

[FLAG] EACH FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING SECURITIES.

     To help you distinguish among the Funds and their various risks, the following summary table is provided.

31

--------------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                              INCOME   INTEREST   PREPAYMENT/    CREDIT
FUND                           RISK    RATE RISK   CALL RISK      RISK
-------------------------------------------------------------------------
Short-Term Treasury            High       Low         Low       Very Low
Short-Term Federal             High       Low         Low       Very Low
Short-Term Corporate           High       Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate       Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate       Low         Low
GNMA                         Moderate  Moderate      High       Very Low
Long-Term Treasury             Low       High         Low       Very Low
Long-Term Corporate            Low       High      Moderate       Low
-------------------------------------------------------------------------

SECURITY SELECTION
The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.



--------------------------------------------------------------------------------
                              SHORT-,                        SHORT-,
                             INTERMEDIATE-,                 INTERMEDIATE-,
                             AND LONG-TERM    SHORT-TERM    AND LONG-TERM   GNMA
                            TREASURY FUNDS   FEDERAL FUND  CORPORATE FUNDS  FUND
--------------------------------------------------------------------------------
 Corporate Debt Obligations                                     X
--------------------------------------------------------------------------------
 U.S. Government and
  Agency Bonds                  X                X              X            X
--------------------------------------------------------------------------------
 State and Municipal Bonds                                      X
--------------------------------------------------------------------------------
 Mortgage-Backed Securities     X                X              X            X
--------------------------------------------------------------------------------
 Cash Investments               X*               X*             X            X*
--------------------------------------------------------------------------------
 Futures, Options, and
  Other Derivatives             X                X              X            X
--------------------------------------------------------------------------------
 Asset-Backed Securities                         X              X
--------------------------------------------------------------------------------
 InternationalDollar-                                           X
  Denominated Bonds
--------------------------------------------------------------------------------
 Preferred Stocks                                               X
--------------------------------------------------------------------------------
 Convertible Securities                                         X
--------------------------------------------------------------------------------
 Collateralized Mortgage
  Obligations (CMOs)            X                X              X            X
--------------------------------------------------------------------------------
 Restricted or Illiquid         X                X              X            X
  Securities
--------------------------------------------------------------------------------
 *Repurchase agreements only.
--------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of their agencies or instrumentalities.

- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are pack-
aged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.


- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

- Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The reasons for which a Fund will invest in futures, options and other derivatives are:
     -- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
     -- To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.

- International dollar-denominated bonds are bonds denominated in U.S. dollars issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is

33

subject to country risk. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.


[FLAG] EACH OF THE  CORPORATE  FUNDS IS SUBJECT TO  COUNTRY  RISK,  WHICH IS THE
     CHANCE THAT A COUNTRY'S ECONOMY WILL BE HURT BY POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS.


- Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stock holders, but after that of bond holders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly-issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.

     The Funds are generally managed without regard to tax ramifications. Except for the Treasury Funds, each Fund invests at least 80% of its net assets, which includes borrowings for investment purposes, in the type of investments suggested by its name. The Treasury Funds invest at least 85% of their total assets in bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government.


TEMPORARY INVESTMENT MEASURES
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

35

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

Two investment advisers manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP serves as the adviser to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the adviser to the other Funds.


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.


     The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as adviser to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets.

     For the fiscal year ended January 31, 2002, the advisory expenses or fees for each Fund (with the exception of the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Funds.

                                                                              36
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISERS

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1979; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; and has managed the Short-Term Corporate Fund since 1983. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since April 2001.
Education: B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

     The board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment adviser for these Funds--either as a replacement for the existing adviser or as an additional adviser. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. In addition, as the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.

37

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental capital gains distributions at some other time during the year.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------



SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of each Fund's assets may be affected to the extent that each Fund holds foreign securities that trade on foreign markets that are open.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. You may have these annual reports sent to you without charge by contacting Vanguard.


     Because the reporting period for the Admiral Shares is so short, you may find the total return history of the Investor Shares (see the Fund's annual report) to be more relevant, taking into consideration a lower expense ratio for Admiral Shares.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Short-Term Treasury Fund as an example. The Admiral Shares began the fiscal period ended January 31, 2002 with a net asset value (price) of $10.34 per share. During the period, each Admiral Share earned $0.502 per share from investment income (interest and dividends) and $0.205 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.507 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $10.54, reflecting earnings of $0.707 per share and distributions of $0.507. This was an increase of $0.20 per share (from $10.34 at the beginning of the period to $10.54 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.97% for the year.

As of January 31, 2002, the Admiral Shares had $1.3 billion in net assets. For the period, the annualized expense ratio was 0.15% ($1.50 per $1,000 of net assets); and the annualized net investment income amounted to 4.73% of average net assets. The Fund sold and replaced securities valued at 102% of its net assets.

--------------------------------------------------------------------------------

39


--------------------------------------------------------------------------------
                                          VANGUARD SHORT-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 13, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF PERIOD                                $10.34
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .502
Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .205
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .707
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.502)
 Distributions from Realized Capital Gains                            (.005)
--------------------------------------------------------------------------------
  Total Distributions                                                 (.507)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.54
================================================================================
TOTAL RETURN                                                          6.97%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,257
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
   Average Net Assets                                               4.73%**
 Turnover Rate                                                         102%
================================================================================
*Inception.
**Annualized.

--------------------------------------------------------------------------------
                                           VANGUARD SHORT-TERM FEDERAL FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.28
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .519
 Net Realized and Unrealized Gain
  (Loss) on Investments                                                .220
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.519)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.519)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.50
================================================================================
TOTAL RETURN                                                          7.34%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $380
 Ratio of Total Expenses to
   Average Net Assets                                               0.24%**
 Ratio of Net Investment Income to
   Average Net Assets                                               4.96%**
 Turnover Rate                                                          80%
================================================================================
*Inception.
**Annualized.

--------------------------------------------------------------------------------
                                         VANGUARD SHORT-TERM CORPORATE FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .649
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .090
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.649)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.649)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.82
================================================================================
TOTAL RETURN                                                          7.04%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,816
 Ratio of Total Expenses to
   Average Net Assets                                              0.18%**
 Ratio of Net Investment Income to
  Average Net Assets                                                6.03%**
 Turnover Rate                                                          69%
================================================================================
*Inception.
**Annualized

--------------------------------------------------------------------------------
                                   VANGUARD INTERMEDIATE-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING  OF PERIOD                                $10.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .614
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .090
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .704

--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.614)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.614)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $11.03
================================================================================
TOTAL RETURN                                                          6.57%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $1,732
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
   Average Net Assets                                               5.65%**
 Turnover Rate                                                          33%
================================================================================
*Inception.
**Annualized.

41

--------------------------------------------------------------------------------
                                  VANGUARD INTERMEDIATE-TERM CORPORATE FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .616
 Net Realized and Unrealized Gain
   (Loss) on Investments                                               .162
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .778
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.616)
 Distributions from Realized Capital Gains                            (.002)
--------------------------------------------------------------------------------
  Total Distributions                                                 (.618)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $9.76
================================================================================
TOTAL RETURN                                                          8.29%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period(Millions)                                   $731
 Ratio of Total Expenses to
   Average Net Assets                                               0.13%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.47%**
 Turnover Rate                                                         118%
================================================================================
*Inception.
**Annualized.

--------------------------------------------------------------------------------
                                                         VANGUARD GNMA FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.32
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .631
 Net Realized and Unrealized Gain
  (Loss) on Investments                                                .120
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .751
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.631)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.631)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.44
================================================================================
TOTAL RETURN                                                          7.47%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period(Millions)                                 $3,605
 Ratio of Total Expenses to
   Average Net Assets                                               0.19%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.17%**
 Turnover Rate                                                           8%
================================================================================
*Inception.
**Annualized.

--------------------------------------------------------------------------------
                                           VANGUARD LONG-TERM TREASURY FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.92
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .597
 Net Realized and Unrealized Gain
  (Loss) on Investments                                               (.080)
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .517
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.597)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.597)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $10.84
================================================================================
TOTAL RETURN                                                          4.93%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $532
 Ratio of Total Expenses to
   Average Net Assets                                               0.15%**
 Ratio of Net Investment Income to
  Average Net Assets                                                5.60%**
 Turnover Rate                                                          64%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------
                                          VANGUARD LONG-TERM CORPORATE FUND
                                                             ADMIRAL SHARES
                                                          FEB. 12, 2001* TO
                                                              JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .551
 Net Realized and Unrealized Gain
  (Loss)on Investments                                                 .160
--------------------------------------------------------------------------------
  Total from Investment Operations                                     .711
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.551)
 Distributions from Realized Capital Gains                               --
--------------------------------------------------------------------------------
  Total Distributions                                                 (.551)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $8.76
================================================================================
TOTAL RETURN                                                          8.50%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                  $435
 Ratio of Total Expenses to
   Average Net Assets                                               0.24%**
 Ratio of Net Investment Income to
   Average Net Assets                                               6.55%**
 Turnover Rate                                                          39%
================================================================================
*Inception.
**Annualized.

43

INVESTING WITH VANGUARD
One or more of the Funds is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                            LOGO
                                                                          [SHIP]
                                                              THE VANGUARD GROUP

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:


THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-2368

                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I528 052002

VANGUARD(R) HIGH-YIELD CORPORATE FUND
INVESTOR SHARES & ADMIRAL SHARES
MAY 24, 2002


This prospectus contains
financial data
for the Fund through
the fiscal year ended
January 31, 2002.


BOND
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED TO THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[THE VANGUARD GROUP LOGO]

VANGUARD HIGH-YIELD CORPORATE FUND
Investor Shares and Admiral Shares
Prospectus
May 24, 2002


A Bond Mutual Fund

--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                           15 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                         15 Buying Shares

5 MORE ON THE FUND                               16 Converting Shares

9 THE FUND AND VANGUARD                          17 Redeeming Shares

10 INVESTMENT ADVISER                            19 Exchanging Shares

11 DIVIDENDS, CAPITAL GAINS, AND TAXES           20 Other Rules You Should Know

12 SHARE PRICE                                    22 Fund and Account Updates

13 FINANCIAL HIGHLIGHTS                          23 Contacting Vanguard

                                          GLOSSARY (inside back cover)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of low-quality, high-risk corporate bonds, commonly referred to as "junk bonds." The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. Not more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be high for the Fund, because it invests mainly in low-quality bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

2


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
              ----------------------------------------------------
                SCALE -20% - +40%

                1992            14.24%
                1993            18.24%
                1994            -1.71%
                1995            19.15%
                1996             9.54%
                1997            11.91%
                1998             5.62%
                1999             2.55%
                2000            -0.88%
                2001             2.90%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.30%. If applicable shareholder fees were reflected, returns would be less than those shown.
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.71% (quarter ended March 31, 1993), and the lowest return for a quarter was -3.21% (quarter ended March 31, 1994).
     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. The table presents information for the Investor Shares only, because Admiral Shares were not in operation long enough to report a full calendar year return. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for Admiral Shares will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE FUND
INVESTOR SHARES
 Return Before Taxes                           2.90%       4.33%        7.92%
 Return After Taxes on Distributions          -0.66        0.82         4.28
 Return After Taxes on Distributions and       1.78        1.75         4.61
  Sale of Fund Shares
LEHMAN BROTHERS HIGH-YIELD BOND INDEX
 (reflects no deduction for fees,              5.28%       3.06%       7.55%
 expenses, or taxes)
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from
        your investment)
Sales Charge (Load) Imposed on                            None           None
Purchases:
Sales Charge (Load) Imposed on                            None           None
Reinvested Dividends:
Redemption Fee:*                                            1%             1%

ANNUAL FUND OPERATING EXPENSES (expenses deducted
        from the Fund's assets)
Management Expenses:                                     0.25%          0.20%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING                             0.27%          0.21%
 EXPENSES:

*The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $28       $87      $152      $343
Admiral Shares         22        68       118       268
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund's expense ratios in the fiscal year 2002 were as follows: for Investor Shares, 0.27%, or $2.70 per $1,000 of average net assets; for Admiral Shares, 0.21%, or $2.10 per $1,000 of average net assets. The average high-yield bond mutual fund had expenses in 2001 of 1.31%, or $13.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements.
any, are distributed annually in       Admiral Shares--Will be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISER
Wellington Management Company, LLP,   NEWSPAPER ABBREVIATION
Boston, Mass., since inception        Investor Shares--HYCor
                                      Admiral Shares--HYCorAdml
INCEPTION DATE
Investor Shares--December 27, 1978    VANGUARD FUND NUMBER
Admiral Shares--November 12, 2001     Investor Shares--29
                                      Admiral Shares--529
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002                      CUSIP NUMBER
$6.4 billion                          Investor Shares--922031208
                                      Admiral Shares--922031760
SUITABLE FOR IRAS
Yes (both classes of shares)          TICKER SYMBOL
                                      Investor Shares--VWEHX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VWEAX
 Investor Shares--$3,000; $1,000 for
IRAs and custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund invests mainly in a diversified group of high-yielding, low-quality corporate bonds, commonly known as "junk bonds." As a result, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------


[FLAG]  BECAUSE  OF ITS  INVESTMENT  IN  JUNK  BONDS,  THE  FUND IS  SUBJECT  TO
     SUBSTANTIAL CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



     For more information about credit risk, see "Security Selection," below. The Fund is also subject to other risks generally associated with bonds.


[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), adviser to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.

     At least 80% of the Fund's assets will be invested in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. For purposes of the Fund's 80% policy, assets refers to net assets plus borrowings for investment purposes. (No more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks.) The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the adviser's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------

8

     BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize these ratings in conjunction with the adviser's own independent and ongoing review of credit quality.
     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the adviser looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.
     As of January 31, 2002, the Fund's holdings had the following credit quality characteristics:


-----------------------------------------------------------
INVESTMENT                 PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
A                                       0.4%
Baa/BBB                                 9.5
Ba/BB                                  45.8
B                                      38.2
Caa/CC                                  0.7
U.S. Treasury securities                5.4
-----------------------------------------------------------


     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2002, the Fund held bonds of 233 corporate issuers. As a result, there should be less chance that the Fund will be hurt by a particular bond issuer's failure to pay either principal or interest.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

REDEMPTION FEE

The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

COSTS AND MARKET-TIMING


Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of January 31, 2002, the average turnover rate for all high-yield corporate funds was approximately 95%, according to Morningstar, Inc.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

10

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2002, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS



The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income

12


     taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:


-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
-    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2002 with a net asset value (price) of $6.96 per share. During the year, each Investor Share earned $0.591 per share from investment income (interest and dividends). There was a decline of $0.67 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.079 per share from investment operations.

Shareholders received $0.591 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $6.29, reflecting losses of $0.079 per share and distributions of $0.591 per share. This was a decrease of $0.67 per share (from $6.96 at the beginning of the year to $6.29 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -1.10% for the year.

As of January 31, 2002, the Investor Shares had $5.3 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 9.02% of average net assets. The Fund sold and replaced securities valued at 29% of its net assets.
--------------------------------------------------------------------------------

14



----------------------------------------------------------------------------------------------------------------
                                                    VANGUARD HIGH-YIELD CORPORATE FUND INVESTOR SHARES
                                                                     YEAR ENDED JANUARY 31,
                                               -----------------------------------------------------------------
                                                   2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $6.96        $7.28        $7.90        $8.17        $7.87
----------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                             .591         .638         .631         .659         .688
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (.670)       (.320)       (.620)       (.245)        .300
                                               -----------------------------------------------------------------
 Total from Investment Operations                 (.079)        .318         .011         .414         .988
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.591)       (.638)       (.631)       (.659)       (.688)
 Distributions from Realized Capital Gains         --           --           --          (.025)        --
----------------------------------------------------------------------------------------------------------------
 Total Distributions                              (.591)       (.638)       (.631)       (.684)       (.688)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $6.29        $6.96        $7.28        $7.90        $8.17
================================================================================================================
TOTAL RETURN*                                     -1.10%        4.70%        0.17%        5.34%       13.14%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)                                $5,263       $5,882       $5,571       $5,549       $4,747
 Ratio of Total
  Expenses to Average Net Assets                  0.27%        0.27%        0.28%        0.29%        0.28%
 Ratio of Net Investment Income to
  Average Net Assets                              9.02%        9.07%        8.34%        8.26%        8.63%
 Turnover Rate                                      29%          16%          20%          31%          45%
================================================================================================================


*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.


--------------------------------------------------------------------------------
                                              VANGUARD HIGH-YIELD CORPORATE FUND
                                                                  ADMIRAL SHARES
                                                               NOV. 12, 2001* TO
                                                                   JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $6.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .123
 Net Realized and Unrealized Gain (Loss)                                  (.040)
  on Investments
--------------------------------------------------------------------------------
 Total from Investment Operations                                          .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.123)
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
 Total Distributions                                                      (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $6.29
================================================================================
TOTAL RETURN**                                                             1.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                    $1,145
 Ratio of Total Expenses to Average Net Assets                            0.21%+
 Ratio of Net Investment Income to Average Net Assets                     8.81%+
 Turnover Rate                                                              29%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

16

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.


EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)7 custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Fund charges a 1% redemption fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

18

     We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.



EXCHANGING SHARES
All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase

20

the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
- No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
- No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply: n No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
     - A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
-    Round trips must be at least 30 days apart.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele--

21

Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM(TM)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.

22

 - Signature guarantees, if required for the type of transaction.*
 - Any suppoting legal documentation that may be required.


*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each sum-mary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS

Fund financial reports about Vanguard High-Yield Corporate Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.

To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.



CONTACTING VANGUARD

ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours per day, 7 days per week

24


VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours per day, 7 days per week


INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard High-Yield Corporate Fund--29 (Investor Shares) or 529 (Admiral Shares).

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about
Vanguard High-Yield Corporate Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact
us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-2368


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P029 052002

VANGUARD(R) HIGH-YIELD CORPORATE FUND
INVESTOR SHARES FOR PARTICIPANTS - MAY 24, 2002


This prospectus contains
financial data
for the Fund through
the fiscal year ended
January 31, 2002.



BOND
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD HIGH-YIELD CORPORATE FUND
Investor Shares
Participant Prospectus
May 24, 2002


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                                  10 SHARE PRICE

3 ADDITIONAL INFORMATION                        11 FINANCIAL HIGHLIGHTS

4 MORE ON THE FUND                              13 INVESTING WITH VANGUARD

8 THE FUND AND VANGUARD                         14 ACCESSING FUND INFORMATION
                                                   BY COMPUTER

9 INVESTMENT ADVISER                            GLOSSARY (inside back cover)

10 DIVIDENDS, CAPITAL GAINS, AND TAXES

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Admiral(TM) Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of low-quality, high-risk corporate bonds, commonly referred to as "junk bonds." The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. Not more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be high for the Fund, because it invests mainly in low-quality bonds.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate from intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

2


             ----------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
              ----------------------------------------------------
                SCALE -20% - +40%

                1992            14.24%
                1993            18.24%
                1994            -1.71%
                1995            19.15%
                1996             9.54%
                1997            11.91%
                1998             5.62%
                1999             2.55%
                2000            -0.88%
                2001             2.90%
              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.30%. If applicable shareholder fees were reflected, returns would be less than those shown.
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.71% (quarter ended March 31, 1993), and the lowest return for a quarter was -3.21% (quarter ended March 31, 1994).

     ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     ----------------------------------------------------------------------
                                             1 YEAR   5 YEARS      10 YEARS
     ----------------------------------------------------------------------

     Vanguard High-Yield Corporate Fund       2.90%     4.33%      7.92%
     Lehman Brothers High-Yield Bond Index    5.28      3.06       7.55
     ----------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None

    Sales Charge (Load) Imposed on Reinvested                       None
    Dividends:
    Redemption Fee:                                                   1%  *

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.25%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.27%


*The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87       $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Investor Shares' expense ratio in fiscal year 2002 was 0.27%, or $2.70 per $1,000 of average net assets. The average high-yield bond mutual fund had expenses in 2001 of 1.31%, or $13.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    HYCor
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          29

INVESTMENT ADVISER                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031208
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWEHX
December 27, 1978

NET ASSETS (ALL SHARE CLASSES) AS OF JANUARY 31,
2002
$6.4 billion
--------------------------------------------------------------------------------

4

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in a diversified group of high-yielding, low-quality corporate bonds, commonly known as "junk bonds." As a result, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                               HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------




[FLAG]  BECAUSE  OF ITS  INVESTMENT  IN  JUNK  BONDS,  THE  FUND IS  SUBJECT  TO
     SUBSTANTIAL CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


     For more information about credit risk, see "Security Selection," below. The Fund is also subject to other risks generally associated with bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

6

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES


A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), adviser to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.

     At least 80% of the Fund's assets will be invested in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. For purposes of the Fund's 80% policy, assets refers to net assets plus borrowings for investment purposes. (No more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks.) The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard and Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the adviser's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------

7

     BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize these ratings in conjunction with the adviser's own independent and ongoing review of credit quality.


     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the adviser looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.
     As of January 31, 2002, the Fund's holdings had the following credit quality characteristics:


-----------------------------------------------------------
INVESTMENT                 PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
A                                       0.4%
Baa/BBB                                 9.5
Ba/BB                                  45.8
B                                      38.2
Caa/CC                                  0.7
U.S. Treasury securities                5.4
-----------------------------------------------------------

     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2002, the Fund held bonds of 233 corporate issuers. As a result, there should be less chance that the Fund will be hurt by a particular bond issuer's failure to pay either principal or interest.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

8

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of January 31, 2002, the average turnover rate for all high-yield corporate funds was approximately 95%, according to Morningstar, Inc.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

9

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------



INVESTMENT ADVISER


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2002, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

10

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.


DIVIDENDS, CAPITAL GAINS, AND TAXES


The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year.


     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Investor Shares began fiscal year 2002 with a net asset value (price) of $6.96 per share. During the year, each Investor Share earned $0.591 per share from investment income (interest and dividends). There was a decline of $0.67 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.079 per share from investment operations.

Shareholders received $0.591 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $6.29, reflecting losses of $0.079 per share and distributions of $0.591 per share. This was a decrease of $0.67 per share (from $6.96 at the beginning of the year to $6.29 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -1.10% for the year.

As of January 31, 2002, the Investor Shares had $5.3 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 9.02% of average net assets. The Fund sold and replaced securities valued at 29% of its net assets.
--------------------------------------------------------------------------------

12



----------------------------------------------------------------------------------------------------------------
                                                              VANGUARD HIGH-YIELD CORPORATE FUND
                                                                     YEAR ENDED JANUARY 31,
                                               -----------------------------------------------------------------
                                                   2002         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $6.96        $7.28        $7.90        $8.17        $7.87
----------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                             .591         .638         .631         .659         .688
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (.670)       (.320)       (.620)       (.245)        .300
                                               -----------------------------------------------------------------
 Total from Investment Operations                 (.079)        .318         .011         .414         .988
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.591)       (.638)       (.631)       (.659)       (.688)
 Distributions from Realized Capital Gains         --           --           --          (.025)        --
----------------------------------------------------------------------------------------------------------------
 Total Distributions                              (.591)       (.638)       (.631)       (.684)       (.688)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $6.29        $6.96        $7.28        $7.90        $8.17
================================================================================================================
TOTAL RETURN*                                     -1.10%        4.70%        0.17%        5.34%       13.14%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)                                $5,263       $5,882       $5,571       $5,549       $4,747
 Ratio of Total
  Expenses to Average Net Assets                  0.27%        0.27%        0.28%        0.29%        0.28%
 Ratio of Net Investment Income to
  Average Net Assets                              9.02%        9.07%        8.34%        8.26%        8.63%
 Turnover Rate                                      29%          16%          20%          31%          45%
================================================================================================================


*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

14

o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER
VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard High-Yield Corporate Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally
a part of) this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact
us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2002 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.


I029 052002

VANGUARD(R) HIGH-YIELD CORPORATE FUND


Admiral(TM) Shares for Participants . May 24, 2002


This prospectus contains financial data for the Fund through the fiscal year ended January 31, 2002.

BOND
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                          [LOGO]
                                                              THE VANGUARD GROUP

VANGUARD HIGH-YIELD CORPORATE FUND

Admiral Shares
Participant Prospectus

May 24, 2002


A Bond Mutual Fund

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISER
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 10 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 INVESTING WITH VANGUARD
 14 ACCESSING FUND INFORMATION BY COMPUTER

  GLOSSARY (inside back cover)

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of low-quality, high-risk corporate bonds, commonly referred to as "junk bonds." The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. Not more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be high for the Fund, because it invests mainly in low-quality bonds.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate from intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Fund, because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares, because Admiral Shares were not in operation long enough to report a full calendar-year return. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      --------------------------------------------------------------------------
                        ANNUAL TOTAL RETURNS--INVESTOR SHARES
    [CHART]
                                    1992        14.24%
                                    1993        18.24
                                    1994        -1.71
                                    1995        19.15
                                    1996         9.54
                                    1997        11.91
                                    1998         5.62
                                    1999         2.55
                                    2000        -0.88
                                    2001         2.90
      --------------------------------------------------------------------------
     The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.30%. If applicable shareholder fees were reflected, returns would be less than those shown.
     ---------------------------------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.71% (quarter ended March 31, 1993), and the lowest return for a quarter was -3.21% (quarter ended March 31, 1994).



      ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                              1 YEAR   5 YEARS      10 YEARS
      ----------------------------------------------------------------------
      Vanguard High-Yield Corporate Fund
       Investor Shares                                              7.92%
      Lehman Brothers High-Yield Bond Index     5.28     3.06       7.55
      ----------------------------------------------------------------------


     FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.



    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Sales Charge (Load) Imposed on Reinvested  Dividends:           None
    Redemption Fee:                                                   1%*

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.20%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.01%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.21%

     *The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.


     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

3

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22          $68       $118         $268
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Admiral Shares' expense ratio in fiscal year 2002 was 0.21%, or $2.10 per $1,000 of average net assets. The average high-yield bond mutual fund had expenses in 2001 of 1.31%, or $13.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    HYCorAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          529

INVESTMENT ADVISER                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031760
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWEAX
Investor Shares--December 27, 1978

Admiral Shares--November 12, 2001


NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2002
$6.4 billion

--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in a diversified group of high-yielding, low-quality corporate bonds, commonly known as "junk bonds." As a result, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------


[FLAG]  BECAUSE  OF ITS  INVESTMENT  IN  JUNK  BONDS,  THE  FUND IS  SUBJECT  TO
     SUBSTANTIAL CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

5


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

For more information about credit risk, see "Security Selection," below. The Fund is also subject to other risks generally associated with bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BOND FUNDS AND LEAST FOR LONG-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

SECURITY SELECTION
Wellington Management Company, LLP (Wellington Management), adviser to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.

     At least 80% of the Fund's assets will be invested in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. For purposes of the Fund's 80% policy, assets refers to net assets plus borrowings for investment purposes. (No more than 20% of the Fund's assets may be invested in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks.) The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard and Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the adviser's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------

7

     BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize these ratings in conjunction with the adviser's own independent and ongoing review of credit quality.
     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the adviser looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

     As of January 31, 2002, the Fund's holdings had the following credit quality characteristics:


-------------------------------------------------
INVESTMENT                 PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
   A                                        0.4%
   Baa/BBB                                  9.5
   Ba/BB                                   45.8
   B                                       38.2
   Caa/CC                                   0.7
   U.S. Treasury securities                 5.4
-----------------------------------------------------------


     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2002, the Fund held bonds of 233 corporate issuers. As a result, there should be less chance that the Fund will be hurt by a particular bond issuer's failure to pay either principal or interest.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


REDEMPTION FEE
The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of January 31, 2002, the average turnover rate for all high-yield corporate funds was approximately 95%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

9

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2002, Wellington Management managed about $310 billion in assets, including all or part of 15 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.


     For the fiscal year ended January 31, 2002, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.


     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.



DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year.


     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities

11

used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost during the period on an investment in the Admiral Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


     Because the reporting period for the Admiral Shares is so short, you may find the total return history of the Investor Shares (see the Fund's annual report) to be more relevant, taking into consideration a lower expense ratio for Admiral Shares.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Admiral Shares began the fiscal period ended January 31, 2002, with a net asset value (price) of $6.33 per share. During the period, each Admiral Share earned $0.123 from investment income (interest and dividends). There was a decline of $0.04 per share in the value of investments held or sold by the Fund, resulting in a net increase of $0.083 per share from investment operations.

Shareholders received $0.123 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $6.29, reflecting earnings of $0.083 per share and distributions of $0.123 per share. This was a decrease of $0.04 per share (from $6.33 at the beginning of the period to $6.29 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.32% for the period.

As of January 31, 2002, the Admiral Shares had $1.1 billion in net assets. For the period, the annualized expense ratio was 0.21% ($2.10 per $1,000 of net assets), and the annualized net investment income amounted to 8.81% of average net assets. The Fund sold and replaced securities valued at 29% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      VANGUARD HIGH-YIELD CORPORATE FUND
                                                          ADMIRAL SHARES
                                                       NOV. 12, 2001* TO
                                                           JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $6.33
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .123
 Net Realized and Unrealized Gain (Loss)on Investments             (.040)
--------------------------------------------------------------------------------
  Total from Investment Operations                                  .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                              (.123)
 Distributions from Realized Capital Gains                            --
--------------------------------------------------------------------------------
  Total Distributions                                              (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $6.29
================================================================================
TOTAL RETURN**                                                     1.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                             $1,145
 Ratio of Total Expenses to Average Net
  Assets                                                          0.21%+
 Ratio of Net Investment Income to
  Average Net Assets                                              8.81%+
 Turnover Rate                                                       29%
================================================================================
 *Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
--------------------------------------------------------------------------------

13

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.

     Before making an exchange to or from another fund available in your plan, consider the following: n Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                            LOGO
                                                                            SHIP
                                                              THE VANGUARD GROUP
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard High-Yield Corporate Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA
19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2368


                                               (C) 2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I529 052002

VANGUARD(R) SHORT-TERM CORPORATE FUND
INSTITUTIONAL SHARES - MAY 24, 2002


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2002.


BOND
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[THE VANGUARD GROUP LOGO]

VANGUARD SHORT-TERM CORPORATE FUND
Institutional Shares
Prospectus
May 24, 2002


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                           16 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                        16 Buying Shares

5 MORE ON THE FUND                              17 Converting Shares

10 THE FUND AND VANGUARD                        18 Redeeming Shares

11 INVESTMENT ADVISER                           20 Exchanging Shares

11 DIVIDENDS, CAPITAL GAINS AND TAXES           21 Other Rules You Should Know

13 SHARE PRICE                                  22 Fund and Account Updates

14 FINANCIAL HIGHLIGHTS                         23 Contacting Vanguard

                                        GLOSSARY (inside back cover)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The  Short-Term  Corporate  Fund  features  three  separate  classes  of shares:
Investor Shares, Admiral(TM) Shares, and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employer benefit plan services and who are willing to invest a minimum of $50 million. A separate prospectus offers the Fund's Investor Shares and Admiral Shares, which have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively. Please call Vanguard at 1-800-662-7447 to obtain a separate prospectus that offers the Fund's Investor Shares and Admiral Shares.
     The Fund's separate share classes have different expenses; as a result, their investment performances will vary.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income and preserve investors' principal.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. The Fund also invests to a limited extent in non-investment-grade and unrated fixed income securities, mainly short-term and intermediate-term corporate bonds. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3; non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; and unrated bonds are those that are not rated by any independent rating agency. The Fund may invest in foreign bonds to a limited extent, so long as they are denominated in U.S. dollars. The Fund is expected to maintain a dollar-weighted average maturity of between one and three years. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of longer-term bonds.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality.
o Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown.

2


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------

              Scale  -20 - +40%

                        1998            6.69%
                        1999            3.43%
                        2000            8.29%
                        2001            8.27%

              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 0.29%.
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.20% (quarter ended December 31, 2001).
     The table shows how the average annual total returns of the Fund's Institutional Shares compare with those of a relevant market index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                  1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM CORPORATE FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                               8.27%                6.67%
 Return After Taxes on Distributions               5.62                 4.00
 Return After Taxes on Distributions and           5.00                 3.99
  Sale of Fund Shares
LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX
 (reflects no deduction for fees,                  9.73%                7.18%
 expenses, or taxes)
--------------------------------------------------------------------------------
 *September 30, 1997.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.


    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                              None
    Sales Charge (Load) Imposed on Reinvested Dividends:                   None
    Redemption Fee:                                                        None*
    Exchange Fee:                                                          None


    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                                  0.09%
    12b-1 Distribution Fee:                                               None
    Other Expenses:                                                       0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.11%


    *A $5 fee applies to wire redemptions under $5,000.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Short-Term Corporate Fund Institutional Shares' expense ratio in fiscal year 2002 was 0.11%, or $1.10 per $1,000 of average net assets. The average short-term domestic bond mutual fund had expenses in 2001 ---- of 0.81%, or $8.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund remain the same. The results apply whether or not you redeem your investment at the end of the given period.

4


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62         $141
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared daily and                   $50 million
distributed on the first business
day of each month; capital gains,                  NEWSPAPER ABBREVIATION
if any, are distributed annually in                STCorInst
December.

INVESTMENT ADVISER                                 VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,             858
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     922031877
October 29, 1982; Institutional Shares added
September 30, 1997                                 TICKER SYMBOL
                                                   VFSIX
NET ASSETS (ALL SHARE CLASSES) AS OF

JANUARY 31, 2002
$9.8 billion
--------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.


MARKET EXPOSURE
The Fund invests mainly in bonds. As a result, it is subject to certain risks.

[FLAG]THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE  THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY HIGH FOR SHORT-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE.

     Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES  OVERALL WILL  DECLINE  OVER SHORT OR EVEN LONG  PERIODS  BECAUSE OF
     RISING  INTEREST  RATES.  INTEREST  RATE RISK SHOULD BE LOW FOR  SHORT-TERM
     BONDS, WHOSE PRICES ARE MUCH LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONGER-TERM BONDS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

6

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000.


-------------------------------------------------------------------------
                 HOW INTEREST RATE CHANGES AFFECT THE
                        VALUE OF A $1,000 BOND*
-------------------------------------------------------------------------
                         AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)   INCREASE    DECREASE    INCREASE     DECREASE
-------------------------------------------------------------------------
Short-Term (2.5 years)      $978       $1,023       $956        $1,046
-------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES


A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------





SECURITY SELECTION


Because the Fund invests primarily in high-quality bonds, credit risk should be low for the Fund. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was A1 as of January 31, 2002.

     The following table details the Fund's credit quality policies, which apply at the time of investment. The Fund may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for the Fund.

--------------------------------------------------------------------------------
         CREDIT RATINGS OF THE FUND'S INVESTMENTS (PERCENTAGE OF FUND ASSETS)
--------------------------------------------------------------------------------
   ISSUED OR BACKED         HIGH OR                                    NON
 BY U.S. GOV'T., ITS        HIGHEST         UPPER                 -INVESTMENT
    AGENCIES, AND           QUALITY         MEDIUM      MEDIUM      -GRADE
  INSTRUMENTALITIES      (NON-GOV'T.)      QUALITY     QUALITY    OR UNRATED
--------------------------------------------------------------------------------

  ----------------At least 65%----------------         No more         No more
                                                      than 30%         than 5%
--------------------------------------------------------------------------------

     The Fund may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities.

     To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------



[FLAG]THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.


OTHER INVESTMENT POLICIES AND RISKS

     Although the Fund invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, the types of financial instruments that may be purchased by the Fund. Explanations of each type of financial instrument follow the list.

Corporate debt obligations
U.S. government and agency bonds
State and municipal bonds
Cash investments
Futures, options, and other derivatives
Asset-backed securities
International dollar-denominated bonds
Preferred stocks
Convertible securities
Collateralized mortgage obligations (CMOs)
Restricted or illiquid securities

o Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the

8

     full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

o State and municipal bonds represent loans by an investor to a state or municipal government, or to one of their agencies or instrumentalities.
o Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.
o Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The reasons for which the Fund will invest in futures, options, and other derivatives are:
--To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
--To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------




o Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.

o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, the Fund is subject to country risk. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.


[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK,  WHICH IS THE CHANCE THAT A COUNTRY'S
     ECONOMY WILL BE HURT BY POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS.


o Preferred stocks distribute set dividends from the issuer. The preferred stock holder's claim on the issuer's income and assets ranks before that of common stock holders, but after that of bond holders.
o Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
o Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
o Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

     The Fund is generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


COSTS AND MARKET-TIMING


Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

10

o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended January 31, 2002, the advisory expenses represented an effective annual rate of 0.02% of the Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER


The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1979; has been with Vanguard since 1981; and has managed the Fund since 1983. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

12


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION


BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                            "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

14

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Institutional Shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Institutional Shares began fiscal year 2002 with a net asset value (price) of $10.76 per share. During the year, each Institutional Share earned $0.68 from investment income (interest and dividends) and $0.060 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.68 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $10.82, reflecting earnings of $0.74 per share and distributions of $0.68 per share. This was an increase of $0.06 per share (from $10.76 at the beginning of the year to $10.82 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 7.05% for the year.

As of January 31, 2002, the Institutional Shares had $394 million in net assets. For the year, the expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the net investment income amounted to 6.25% of average net assets. The Fund sold and replaced securities valued at 69% of its net assets.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                        VANGUARD SHORT-TERM CORPORATE FUND
                                                             INSTITUTIONAL SHARES
                                                            YEAR ENDED JANUARY 31,
                                         ------------------------------------------------------------------
                                                2002         2001         2000         1999         1998*
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $10.76       $10.49       $10.86       $10.87        $10.80
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       .680         .724         .673         .673          .229
 Net Realized and Unrealized Gain (Loss) on
  Investments                                .060         .270        (.370)       (.010)         .070
-----------------------------------------------------------------------------------------------------------
   Total from Investment Operations          .740         .994         .303         .663          .299
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                         (.680)       (.724)       (.673)       (.673)        (.229)
 Distributions from Realized Capital Gains     --           --           --           --            --
-----------------------------------------------------------------------------------------------------------
   Total Distributions                      (.680)       (.724)       (.673)       (.673)        (.229)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD            $10.82       $10.76       $10.49       $10.86        $10.87
===========================================================================================================
TOTAL RETURN                                 7.05%        9.86%        2.89%        6.28%         2.79%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $394         $359         $434         $421          $263
 Ratio of Total Expenses to Average
  Net Assets                                0.11%        0.13%        0.13%        0.15%         0.15%**
 Ratio of Net Investment Income to
  Average Net Assets                        6.25%        6.86%        6.31%        6.19%         6.28%**
 Turnover Rate                                69%          54%          52%          46%           45%
===========================================================================================================

 *September 30, 1997 (inception) through January 31, 1998.
**Annualized.

16

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES


ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $50 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire. Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--858. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.


EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.



CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.


CONVERSION FROM INVESTOR SHARES OR ADMIRAL SHARES
You may convert Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your fund account balance is at least $50 million.

18

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may reclassify the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

20

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM(TM)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.


^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

22

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.


*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Short-Term Corporate Fund Institutional Shares will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
- Performance assessments with comparisons to industry benchmarks.
- Reports from the adviser.
- Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.



CONTACTING VANGUARD


ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours per day, 7 days per week


VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours per day, 7 days per week

24

INVESTOR INFORMATION 1-800-662-7447 (SHIP) (Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES 1-800-662-2739 (CREW) (Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION 1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Short-Term Corporate Fund Institutional Shares--858.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If  you'd  like  more  information  about
Vanguard  Short-Term  Corporate
Fund Institutional Shares, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected the
Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI for Vanguard Bond Funds
provides more detailed information
about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA
19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I858 052002

VANGUARD INFLATION-PROTECTED
SECURITIES FUND

INVESTOR SHARES


MAY 24, 2002



This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2002.




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION-PROTECTED SECURITIES FUND

PROSPECTUS


MAY 24, 2002


A BOND MUTUAL FUND
================================================================================
     CONTENTS

   1 FUND PROFILE

   4 ADDITIONAL INFORMATION

   5 MORE ON THE FUND

   9 THE FUND AND VANGUARD

  10 INVESTMENT ADVISER

  11 DIVIDENDS, CAPITAL GAINS, AND TAXES

  12 SHARE PRICE

  13 FINANCIAL HIGHLIGHTS

  15 INVESTING WITH VANGUARD
      15 Buying Shares
      16 Redeeming Shares
      18 Exchanging Shares
      19 Other Rules You Should Know
      21 Fund and Account Updates
      22 Contacting Vanguard

     GLOSSARY (inside back cover)
================================================================================

================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
================================================================================

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide investors inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information about the Fund's investments, see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


o Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund.
o Interest rate risk, which is the chance that bond prices overall, including the prices of bonds held by the Fund, will decline over short or even long periods because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year.

================================================================================
                               ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                  2001 - 7.61%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was 1.51%.
================================================================================

     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.63% (quarter ended March 31, 2001), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

     The table shows how the average annual total returns of the Fund compare with those of a relevant market index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital

2


gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local taxes.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

================================================================================
                        AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                  1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES FUND
 Return Before Taxes                                7.61%                9.15%
 Return After Taxes on Distributions                5.63                 7.05
 Return After Taxes on Distributions and            4.63                 6.30
  Sale of Fund Shares
LEHMAN BROTHERS U.S. TREASURY INFLATION
 NOTES INDEX (reflects no deduction for             7.89%                9.42%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------
*June 29, 2000.
================================================================================


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*
    Exchange Fee:                                                   None

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.23%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.25%
    *A $5 fee applies to wire redemptions under $5,000.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $26           $80          $141          $318
--------------------------------------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund's expense ratio in fiscal year 2002 was 0.25%, or $2.50 per $1,000 of average net assets. The average 1-5 year government mutual fund had expenses in 2001 of 0.99%, or $9.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                MINIMUM INITIAL INVESTMENT
Dividends are distributed in March,        $3,000; $1,000 for IRAs and custodial
June, September, and December;             accounts for minors
capital gains, if any, are
distributed annually in December.          NEWSPAPER ABBREVIATION
                                           InflaPro
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,     VANGUARD FUND NUMBER
since inception                             119

INCEPTION DATE                             CUSIP NUMBER
June 29, 2000                              922031869


NET ASSETS AS OF JANUARY 31, 2002          TICKER SYMBOL
$899 million                               VIPSX


SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in inflation-indexed bonds. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and corporations. The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 7 to 20 years.

     Because the Fund invests mainly in bonds, it is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES
Unlike conventional bonds, which make regular fixed interest payments and repay the face value of the bonds at maturity, the principal and interest payments of an inflation-indexed security (IIS) are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics). Importantly, in the event of sustained deflation, or a drop in prices, the U.S. Treasury has guaranteed that it would repay at least the original face value of an IIS.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO INCOME  FLUCTUATIONS.  THE FUND'S QUARTERLY INCOME
     DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

     While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

     Changes in interest rates will affect bond prices as well as bond income.

6

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  REAL RETURNS
Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. It should be noted that investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor spends the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 INFLATION-INDEXED SECURITIES AND INTEREST RATES
Interest rates on conventional bonds have two primary components: a "real" yield, plus an increment that reflects investor expectations of future inflation. By contrast, rates on an inflation-indexed security (IIS) are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the prices of an IIS. A rise in real rates will cause prices of an IIS to fall, while a decline in real rates will boost the prices of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics). Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK,  WHICH IS THE
     CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The credit quality of the Fund depends on the quality of its investments. Since the Fund invests primarily in securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high, and consequently credit risk should be low for the Fund. As of January 31, 2002, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated "investment-grade," which means that timely payment of principal and interest on the bonds can be expected under current economic conditions.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                     TAXES AND INFLATION-INDEXED SECURITIES
Any increase in principal for an inflation-indexed security (IIS) resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding these securities pays out both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares.
--------------------------------------------------------------------------------

SECURITY SELECTION
The Vanguard Group (Vanguard), adviser to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the adviser uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the adviser sees an opportunity to enhance returns.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.


OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund will make such investments primarily when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
o Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

o Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements

8

     represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.
o Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The reasons for which the Fund will invest in futures, options, and other derivatives are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
o To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


o Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.


     The Fund is generally managed without regard to tax ramifications.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

10

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2002, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

JOHN W. HOLLYER, CFA. Principal of Vanguard. He has worked in investment management since 1987 and has managed portfolio investments for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981 and has managed portfolio investments since 1982. Education: B.S., University of Illinois; M.B.A., University of Chicago.

Mr. Hollyer and Mr. Volpert manage the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund managers.
--------------------------------------------------------------------------------


     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of the interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.


o Any dividends and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.


o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

12


o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.


     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.


     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal year 2002 with a net asset value (price) of $10.55 per share. During the year, the Fund earned $0.425 per share from investment income (interest and dividends) and $0.22 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.515 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.68, reflecting earnings of $0.645 per share and distributions of $0.515 per share. This was an increase of $0.13 per share (from $10.55 at the beginning of the year to $10.68 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.17% for the year.

As of January 31, 2002, the Fund had $899 million in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets) and its net investment income amounted to 3.92% of its average net assets. It sold and replaced securities valued at 75% of its net assets.
================================================================================

14


================================================================================
                                    VANGUARD INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
                                                   YEAR ENDED   JUNE 5, 2000* TO
                                                JAN. 31, 2002      JAN. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.55           $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .425              .30
 Net Realized and Unrealized Gain
  (Loss) on Investments                                   .220              .53
--------------------------------------------------------------------------------
 Total from Investment Operations                         .645              .83
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.445)            (.27)
 Distributions from Realized Capital Gains               (.070)            (.01)
--------------------------------------------------------------------------------
 Total Distributions                                     (.515)            (.28)
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                         $10.68           $10.55
================================================================================
TOTAL RETURN                                             6.17%            8.07%
================================================================================
RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of Period (Millions)                     $899             $170
 Ratio of Total Expenses to Average Net Assets           0.25%          0.25%**
 Ratio of Net Investment Income to Average Net Assets    3.92%          6.38%**
 Turnover Rate                                             75%             122%
================================================================================
*Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

================================================================================
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.


                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD

================================================================================

BUYING SHARES
ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--119. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
*THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.

*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).


*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


REDEEMING SHARES
HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

*EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
*WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
*PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption

18

proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES
All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and phone exchanges will be 11:30 a.m., Eastern time.)
o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW
TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

*SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM(TM)
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

*SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

20

WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*

o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.


LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, the fee will apply to shares redeemed upon closure of the account.


     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Inflation-Protected Securities Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the advisers.
o    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

22

CONTACTING VANGUARD
ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o    For automated fund and account information

o For redemptions by check, exchange (subject to certain limitations), or wire

o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES
REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER
Please  use  the  specific  fund  number  when   contacting  us  about  Vanguard
Inflation-Protected Securities Fund--119.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2368


                                               (C) 2002 The Vanguard Group, Inc.


                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P119 052002

VANGUARD INFLATION-PROTECTED
SECURITIES FUND

FOR PARTICIPANTS


MAY 24, 2002



This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2002.




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION-PROTECTED SECURITIES FUND

INVESTOR SHARES

PARTICIPANT PROSPECTUS


MAY 24, 2002


A BOND MUTUAL FUND
================================================================================
     CONTENTS

   1 FUND PROFILE

   3 ADDITIONAL INFORMATION

   4 MORE ON THE FUND

   8 THE FUND AND VANGUARD

   9 INVESTMENT ADVISER

  10 DIVIDENDS, CAPITAL GAINS, AND TAXES

  10 SHARE PRICE

  11 FINANCIAL HIGHLIGHTS

  13 INVESTING WITH VANGUARD

  14 ACCESSING FUND INFORMATION BY COMPUTER

     GLOSSARY (inside back cover)
================================================================================

================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
================================================================================

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide investors inflation protection and income consistent with investment in inflation-indexed securities.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information about the Fund's investments, see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

o Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund.
o Interest rate risk, which is the chance that bond prices overall, including the prices of bonds held by the Fund, will decline over short or even long periods because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

================================================================================
                              ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                  2001 - 7.61%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002 was 1.51%.
================================================================================

     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.63% (quarter ended March 31, 2001), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

2


================================================================================
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                                      SINCE
                                                    1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
Vanguard Inflation-Protected Securities Fund        7.61%            9.15%
Lehman Brothers U.S. Treasury
   Inflation Notes Index                             7.89            9.42
--------------------------------------------------------------------------------
*June 29, 2000.
================================================================================

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2002.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*
    Exchange Fee:                                                   None

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.23%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.25%
    *A $5 fee applies to wire redemptions under $5,000.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------------------------------------
         1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
          $26           $80          $141          $318
--------------------------------------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund's expense ratio in fiscal year 2002 was 0.25%, or $2.50 per $1,000 of average net assets. The average 1-5 year government mutual fund had expenses in 2001 of 0.99%, or $9.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Dividends are distributed in March, June,        InflaPro
September, and December; capital gains, if any,
are distributed annually in December             VANGUARD FUND NUMBER
                                                 119
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,           CUSIP NUMBER
since inception                                  922031869

INCEPTION DATE                                   TICKER SYMBOL
June 29, 2000                                    VIPSX


NET ASSETS AS OF JANUARY 31, 2002
$899 million

--------------------------------------------------------------------------------

4


MORE ON THE FUND
This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Funds investment objective is not fundamental and may be changed without a shareholder vote.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in inflation-indexed bonds. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and corporations. The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average nominal maturity of 7 to 20 years.

     Because the Fund invests mainly in bonds, it is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES
Unlike conventional bonds, which make regular fixed interest payments and repay the face value of the bonds at maturity, the principal and interest payments of an inflation-indexed security (IIS) are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics). Importantly, in the event of sustained deflation, or a drop in prices, the U.S. Treasury has guaranteed that it would repay at least the original face value of an IIS.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO INCOME  FLUCTUATIONS.  THE FUND'S QUARTERLY INCOME
     DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

     While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.

     Changes in interest rates will affect bond prices as well as bond income.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  REAL RETURNS
Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. It should be noted that investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor spends the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 INFLATION-INDEXED SECURITIES AND INTEREST RATES
Interest rates on conventional bonds have two primary components: a "real" yield, plus an increment that reflects investor expectations of future inflation. By contrast, rates on an inflation-indexed security (IIS) are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the prices of an IIS. A rise in real rates will cause prices of an IIS to fall, while a decline in real rates will boost the prices of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics). Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK,  WHICH IS THE
     CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The credit quality of the Fund depends on the quality of its investments. Since the Fund invests primarily in securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high, and consequently credit risk should be low for the Fund. As of January 31, 2002, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated "investment-grade," which means that timely payment of principal and interest on the bonds can be expected under current economic conditions.

6


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard &
Poor's) or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                     TAXES AND INFLATION-INDEXED SECURITIES
Any increase in principal for an inflation-indexed security (IIS) resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding these securities pays out both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares.
--------------------------------------------------------------------------------


SECURITY SELECTION
The Vanguard Group (Vanguard), adviser to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the adviser uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the adviser sees an opportunity to enhance returns.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.


OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund will make such investments primarily when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
o Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

o Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.
o Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     The reasons for which the Fund will invest in futures, options, and other derivatives are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
o To reduce the Fund's transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


o Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.


     The Fund is generally managed without regard to tax ramifications.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

8


COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of January 31, 2002, Vanguard served as adviser for about $411 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2002, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

JOHN W. HOLLYER, CFA. Principal of Vanguard. He has worked in investment management since 1987 and has managed portfolio investments for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981 and has managed portfolio investments since 1982. Education: B.S., University of Illinois; M.B.A., University of Chicago.

Mr. Hollyer and Mr. Volpert manage the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund managers.
--------------------------------------------------------------------------------


     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a

10

particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental capital gains distributions at some other time during the year.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest, as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.


     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS
The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal year 2002 with a net asset value (price) of $10.55 per share. During the year, the Fund earned $0.425 per share from investment income (interest and dividends) and $0.22 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.515 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.68, reflecting earnings of $0.645 per share and distributions of $0.515 per share. This was an increase of $0.13 per share (from $10.55 at the beginning of the year to $10.68 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.17% for the year.

As of January 31, 2002, the Fund had $899 million in net assets. For the year, its expense ratio was 0.25% ($2.50 per $1,000 of net assets), and its net investment income amounted to 3.92% of its average net assets. It sold and replaced securities valued at 75% of its net assets.
================================================================================

12


================================================================================
                                    VANGUARD INFLATION-PROTECTED SECURITIES FUND
--------------------------------------------------------------------------------
                                                   YEAR ENDED   JUNE 5, 2000* TO
                                                JAN. 31, 2002      JAN. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.55           $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                    .425              .30
 Net Realized and Unrealized Gain
  (Loss) on Investments                                   .220              .53
--------------------------------------------------------------------------------
 Total from Investment Operations                         .645              .83
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                    (.445)            (.27)
 Distributions from Realized Capital Gains               (.070)            (.01)
--------------------------------------------------------------------------------
 Total Distributions                                     (.515)            (.28)
--------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                         $10.68           $10.55
================================================================================
TOTAL RETURN                                             6.17%            8.07%
================================================================================
RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of Period (Millions)                     $899             $170
 Ratio of Total Expenses to Average Net Assets           0.25%          0.25%**
 Ratio of Net Investment Income to Average Net Assets    3.92%          6.38%**
 Turnover Rate                                             75%             122%
================================================================================
*Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from a Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a Fund.


     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

14

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose
principal  and  interest   payments--unlike  those  of  conventional  bonds--are
adjusted over time to reflect inflation.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.


INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or by independent analysis of a fund's adviser, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment-grade.


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP(R)
INSTITUTIONAL DIVISION
POST OFFICE BOX 2900
VALLEY FORGE, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Fund's Investment Company Act
                                                           file number: 811-2368


                                               (C) 2002 The Vanguard Group, Inc.


                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I119 052002

                                     PART B


                  VANGUARD(R) FIXED INCOME SECURITIES FUNDS
                                  (THE TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 24, 2002

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses dated May 24, 2002. To obtain, without charge, a Prospectus or the most recent Annual Reports to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:



         VANGUARD INVESTOR INFORMATION DEPARTMENT 1-800-662-7447 (SHIP)

                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
SHARE PRICE......................................................B-8
PURCHASE OF SHARES...............................................B-8
REDEMPTION OF SHARES.............................................B-8
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-9
MANAGEMENT OF THE FUNDS..........................................B-10
INVESTMENT ADVISORY SERVICES.....................................B-17
PORTFOLIO TRANSACTIONS...........................................B-20
YIELD AND TOTAL RETURN...........................................B-22
FINANCIAL STATEMENTS.............................................B-27
COMPARATIVE INDEXES..............................................B-27
OTHER DEFINITIONS................................................B-29
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS..................B-29

                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as Westminster Fixed Income Securities Fund, a Maryland corporation, in1972. It was reorganized as a Pennsylvania business trust in 1984, then reorganized as a Maryland corporation in 1985 and, finally,
reorganized  as  a  Delaware   business  trust  in  May,  1998.   Prior  to  its
reorganization as a Delaware business trust, the Trust was known as Vanguard Fixed Income Securities Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, management investment company. The Trust currently offers the following funds and classes of shares:



                                                            SHARE CLASSES
FUND*                                           INVESTOR       ADMIRAL     INSTITUTIONAL
-----
Vanguard Short-Term Treasury Fund                   Yes           Yes            No
Vanguard Short-Term Federal Fund........            Yes           Yes            No
Vanguard Short-Term Corporate Fund                  Yes           Yes           Yes
Vanguard Intermediate-Term Treasury Fund            Yes           Yes            No
Vanguard Intermediate-Term Corporate Fund           Yes           Yes            No
Vanguard GNMA Fund..........                        Yes           Yes            No
Vanguard Long-Term Treasury Fund                    Yes           Yes            No
Vanguard Long-Term Corporate Fund.......            Yes           Yes            No
Vanguard High-Yield Corporate Fund......            Yes           Yes            No
Vanguard Inflation-Protected Securities Fund        Yes            No            No

                   * (each, a Fund; collectively, the Funds)

     Each of the Funds, except the Inflation-Protected Securities Fund, is "diversified" as that term is defined in Section 5(b) of the 1940 Act. The Inflation-Protected Securities Fund is non-diversified. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a particular fund or class of shares.


SERVICE PROVIDERS



     CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 (for the Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, Short-Term Corporate, Short-Term Federal, and Short-Term Treasury Funds), and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the GNMA, High-Yield Corporate, Inflation-Protected Securities, and Long-Term Corporate Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The accountants audit financial statements for the Funds and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund and each class will continue indefinitely.


     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


     DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the trust's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to the class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Funds.

     CONVERSION RIGHTS. Shareholders of a Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES


Some of the investment policies described below and in the Funds' Prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


     The following policies supplement the investment policies set forth in the Funds' Prospectuses:



80% POLICY

     The Short-Term Corporate, Short-Term Federal, Intermediate-Term Corporate, Long-Term Corporate, GNMA, Inflation-Protected Securities, and High-Yield Corporate Funds each have policies to invest at least 80% of their net assets in a particular type of investment. For purposes of these 80% policies, net assets include borrowings for investment purposes. These 80% policies may only be changed upon 60 days notice to shareholders.



REPURCHASE AGREEMENTS


Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by a Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Funds.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


LENDING OF SECURITIES

Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.


TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with its normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees of the Funds. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933 Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


FOREIGN INVESTMENTS

As indicated in the prospectuses, certain Funds may invest in foreign securities to a limited extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.


     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.


     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Funds will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.


FUTURES CONTRACTS AND OPTIONS


Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying fixed income security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed 5% of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control each Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both
opening  and  closing  out  futures  positions,   these  costs  are  lower  than
transaction   costs  incurred  in  the  purchase  and  sale  of  the  underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.

     Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, a Fund incurs the risk that its adviser will incorrectly predict future interest rate trends. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     OTHER TYPES OF DERIVATIVES. In addition to bond futures contracts and options, each Fund may invest in other types of derivatives, including swap agreements. Swap agreements can be structured in a variety of ways and are known by many different names. In a typical swap agreement, the Fund negotiates with a counterparty to trade off investment exposure to a particular market factor, such as interest rate movements or the credit quality of a bond issuer. Based on the terms of the swap, the Fund may either receive from or make payments to the counterparty on a regular basis.

     Depending on how they are used, swap agreements have the potential to increase or decrease the Funds' investment risk. The Funds will invest in swap agreements only to the extent consistent with their respective investment objectives and policies.


                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is used, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


                               PURCHASE OF SHARES

Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as deter-mined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the trustees may deem advisable; however, payment will be made wholly in cash unless the trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     No charge is made by a Fund for redemptions (except for Vanguard High-Yield Corporate Fund, which charges a redemption fee of 1% if shares held for less than one year are redeemed.) We will always redeem your oldest shares first. In addition, in the event that you transfer your Vanguard High-Yield Corporate shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Vanguard High Yield Corporate Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or, 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All Vanguard High-Yield Corporate Fund shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, Vanguard High-Yield Corporate Fund may waive or modify redemption transaction fees for certain categories of investors.


                       FUNDAMENTAL INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's outstanding net assets.


     BORROWING. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. A Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options and options on bond (stock) futures contracts. No more than

5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.


     ILLIQUID OR RESTRICTED SECURITIES. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. A Fund may not invest more that 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. *A Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. *A Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. A Fund may not lend money to any person except (i) by purchasing bonds or other debt securities or by entering into repurchase agreements; (ii) by lending its portfolio securities; and (iii) to another Vanguard fund through Vanguard's interfund lending program.

     MARGIN. *A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. *A Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PLEDGING ASSETS. *A Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. A Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. *A Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. A Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     UNSEASONED COMPANIES. *A Fund may not invest more than 5% of its total assets in companies that have less than three years operating history (including the operating history of any predecessors).

     WARRANTS. *A Fund may not purchase or sell warrants, put options or call options.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     *These limitations are non-fundamental for Vanguard Inflation-Protected Securities Fund and therefore may be changed by the board of trustees without a shareholder vote.


     None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As members of The Vanguard Group of Investment Companies, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Funds" for more information.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     Vanguard and the Funds' advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. For both the fiscal year ended January 31, 2002, each Fund had contributed capital representing 0.02% of net assets. The total amount contributed by the Funds was $9,638,000, which represented 9.62% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard fund may be called upon to invest a maximum of 0.40% of its assets in Vanguard, and (2) there is no restriction on the maximum cash investment that the Vanguard funds may make in Vanguard.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.


     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


     One-half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.


     During the fiscal years ended January 31, 2000, 2001, and 2002, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.




FUND                                        2000         2001         2002
Vanguard Short-Term Treasury Fund        $1,466,000   $2,973,000   $4,673,000
Vanguard Short-Term Federal Fund          1,928,000    3,757,000    5,026,000
Vanguard Short-Term Corporate Fund        5,270,000   16,292,000   17,817,000
Vanguard Intermediate-Term Treasury
 Fund                                     2,169,000    4,296,000    6,843,000
Vanguard Intermediate-Term Corporate
 Fund                                     2,202,000    3,449,000    4,365,000
Vanguard GNMA Fund                       16,825,000   31,244,000   36,358,000
Vanguard Long-Term Treasury Fund          1,449,000    3,239,000    4,360,000
Vanguard Long-Term Corporate Fund         5,205,000    9,531,000   11,271,000
Vanguard High-Yield Corporate Fund        8,522,000   12,773,000   13,867,000
Vanguard Inflation-Protected Securities
  Fund                                          N/A      137,000    1,058,000

INVESTMENT ADVISORY SERVICES


Vanguard provides investment advisory services to several Vanguard funds, including all of the Funds that comprise the Trust, except GNMA, Long-Term Corporate, and High-Yield Corporate Funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.



OFFICERS AND TRUSTEES


The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.


The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)                                                                          OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUND              OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*               Chairman of the            May, 1987          Chairman of the Board, Chief Executive             107
(1954)                         Board, Chief                                  Officer, and Director(Trustee) of The
                               Executive Officer                             Vanguard Group, Inc. and each of the
                               and Trustee                                   investment companies served by The
                                                                             Vanguard Group, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Charles D. Ellis               Trustee                  January, 2001        The Partners of '63 (probono ventures in           107
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee of
                                                                             the Whitehead Institute for Biomedical
                                                                             Research.


Rajiv L. Gupta                 Trustee                  December, 2001       Chairman and Chief Executive Officer                85
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999),and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co.(chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.


JoAnn Heffernan Heisen         Trustee                    July, 1998         Vice President, Chief Information Officer, and     107
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.



*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)                                                                          OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUND              OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

Burton G. Malkiel              Trustee                    May, 1977          Chemical Bank Chairman's Professor of              105
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             fund) since November, 2001, Vanguard Group
                                                                             (Ireland) Limited (Irish investment
                                                                             management firm) since November, 2001,
                                                                             Prudential Insurance Co. of America, BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.          Trustee                  January, 1993        Chairman, President, Chief Executive               107
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklifttrucks/housewares/lignite);
                                                                             Director of Goodrich Corporation.
                                                                             (industrialproducts/aircraft systems and
                                                                             services). Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson             Trustee                   April, 1985         Retired Chairman and Chief Executive               107
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products), and
                                                                             AmerisourceBergen Corp. (pharmaceutical
                                                                             distribution); Trustee of Vanderbilt
                                                                             University.
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
R. Gregory Barton*             Secretary                  June, 2001         Managing Director and General Counsel              107
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*             Treasurer                  July, 1998         Principal of The Vanguard Group, Inc.;             107
(1957)                                                                       Treasurer of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since July, 1998).
-----------------------------------------------------------------------------------------------------------------------------------

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.



     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 over each Fund's past two fiscal years. Vanguard's subscription rates are similar to those of other subscribers.


Board Committees: Each Fund's board has the following committees:

..    Audit  Committee:  This  committee  oversees the  accounting  and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

..    Compensation  Committee:  This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.


..    Nominating  Committee:  This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.


     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.


                     VANGUARD FIXED INCOME SECURITIES FUNDS



                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
NAME OF FUND            NAME OF TRUSTEE         FUND SHARES OWNED      VANGUARD FUND SHARES
                                                    BY TRUSTEE          OWNED BY TRUSTEE
------------------------------------------------------------------------------------------------
VANGUARD SHORT-TERM
TREASURY FUND           John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson       $10,001-$50,000          Over $100,000
VANGUARD SHORT-TERM
FEDERAL FUND            John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000
VANGUARD SHORT-TERM
CORPORATE FUND          John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson        Over $100,000           Over $100,000


                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
NAME OF FUND            NAME OF TRUSTEE         FUND SHARES OWNED      VANGUARD FUND SHARES
                                                    BY TRUSTEE          OWNED BY TRUSTEE
------------------------------------------------------------------------------------------------
VANGUARD
INTERMEDIATE-TERM
TREASURY FUND           John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000


VANGUARD
INTERMEDIATE-TERM
CORPORATE FUND          John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000

VANGUARD GNMA FUND      John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000
VANGUARD LONG-TERM
TREASURY FUND           John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000
VANGUARD LONG-TERM
CORPORATE FUND          John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel         Over $100,000           Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000


                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
NAME OF FUND            NAME OF TRUSTEE         FUND SHARES OWNED      VANGUARD FUND SHARES
                                                    BY TRUSTEE          OWNED BY TRUSTEE
------------------------------------------------------------------------------------------------
VANGUARD HIGH-YIELD
CORPORATE FUND          John J. Brennan           Over $100,000           Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel         Over $100,000           Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson       $50,001-$100,000         Over $100,000
VANGUARD
INFLATION-PROTECTED
SECUTIRIES FUND         John J. Brennan                None               Over $100,000
                        Charles D. Ellis               None               Over $100,000
                        Rajiv L. Gupta                 None               Over $100,000
                        JoAnn Heffernan Heisen         None               Over $100,000
                        Burton G. Malkiel              None               Over $100,000
                        Alfred M. Rankin, Jr.          None               Over $100,000
                        J. Lawrence Wilson             None               Over $100,000


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table appearing on the following page), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.



     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

..    The  independent  trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled board meetings.

..    The  independent  trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

..    Upon  retirement  (after  attaining  age 65 and  completing  five  years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

           VANGUARD FIXED INCOME SECURITIES FUNDS COMPENSATION TABLE


                                                    PENSION OR                           TOTAL
                                                    RETIREMENT                        COMPENSATION
                                    AGGREGATE        BENEFITS                           FROM ALL
                                   COMPENSATION   ACCRUED AS PART      ACCRUED       VANGUARD FUNDS
                                    FROM THESE    OF THESE FUNDS'     RETIREMENT        PAID TO
                                       FUNDS          EXPENSES        BENEFIT AT        TRUSTEES
NAMES OF TRUSTEES                      /(1)/           /(1)/        JANUARY 1, 2001       /(2)/
John J. Brennan                             None              None             None             None
Charles D. Ellis                          $7,065               N/A              N/A         $104,000
Rajiv L. Gupta/(3)/                          N/A               N/A              N/A              N/A
JoAnn Heffernan Heisen                     7,065              $826          $23,607          104,000
Bruce K. MacLaury/(4)/                     7,394               724           78,176           99,000
Burton G. Malkiel                          7,100               722           90,680          104,000
Alfred M. Rankin, Jr.                      7,065               479           46,267          104,000
James O. Welch, Jr./(4)/                   7,065               875           97,720          104,000
J. Lawrence Wilson                         8,084               318           67,240          119,000




(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2002. Each Fund within the Trust is responsible for a proportionate share of these amounts.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year. Each Vanguard fund pays a proportionate share of its trustees' compensation.

(3)  Mr. Gupta joined the Funds' board, effective December 31, 2001.

(4) Mr. MacLaury and Mr. Welch retired from the Funds' board, effective December 31, 2001.



                          INVESTMENT ADVISORY SERVICES

           GNMA, LONG-TERM CORPORATE, AND HIGH-YIELD CORPORATE FUNDS

The GNMA, Long-Term Corporate, and High-Yield Corporate Funds employ Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of their assets and to continuously review, supervise, and administer their investment programs. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the three Funds.

     The GNMA, Long-Term Corporate, and High-Yield Corporate Funds pay Wellington Management an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Funds for the quarter:

                                    GNMA FUND

NET ASSETS                     ANNUAL RATE
----------
First $3 billion........          .020%
Next $3 billion.........          .010%
Over $6 billion.........          .008%


                            LONG-TERM CORPORATE FUND


NET ASSETS                     ANNUAL RATE
----------
First $1 billion........          .040%
Next $1 billion.........          .030%
Next $1 billion.........          .020%
Over $3 billion.........          .015%

                            HIGH-YIELD CORPORATE FUND


NET ASSETS                     ANNUAL RATE
----------
First $1 billion........          .060%
Next $1 billion.........          .040%
Next $1 billion.........          .030%
Over $3 billion.........          .025%


     During the fiscal years ended January 31, 2000, 2001, and 2002, the three Funds incurred the following advisory fees:




FUND                                             2000        2001          2002
Vanguard GNMA Fund                         $1,408,000  $1,460,000    $1,790,000
Vanguard Long-Term Corporate Fund           1,037,000     993,000     1,053,000
Vanguard High-Yield Corporate Fund          1,985,000   1,914,000     2,082,000


     For each of these Funds, the present advisory agreement may be continued for successive one-year periods only if (1) such continuance is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of those members of the board of trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement may be terminated by any Fund at any time, without penalty, (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to Wellington Management, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by Wellington Management upon ninety (90) days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

     DESCRIPTION OF THE ADVISER. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, whose managing partners are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.


SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY, INTERMEDIATE-TERM
         CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM TREASURY, AND
                      INFLATION-PROTECTED SECURITIES FUNDS


The Short-Term Corporate, Short-Term Federal, Short-Term Treasury, Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, and Inflation-Protected Securities Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard.



     During the fiscal years ended January 31, 2000, 2001, and 2002, the Funds incurred the following advisory expenses:





FUND                                                 2000      2001         2002
Vanguard Short-Term Treasury Fund                $155,000  $133,000     $209,000
Vanguard Short-Term Federal Fund                  205,000   168,000      216,000
Vanguard Short-Term Corporate Fund                814,000   834,000    1,027,000
Vanguard Intermediate-Term Treasury Fund          230,000   188,000      305,000
Vanguard Intermediate-Term Corporate Fund         170,000   185,000      274,000
Vanguard Long-Term Treasury Fund                  172,000   136,000      204,000
Vanguard Inflation-Protected Securities Fund*         N/A     5,000       50,000


---------
*The Inflation-Protected Securities Fund was not operational until June, 2000.


     The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

Each Fund's board of trustees is responsible for overseeing the performance of the Fund's investment advisers and determining whether to renew the Fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the advisers. This information includes a monthly fund performance analysis and status report from Vanguard and quarterly self-evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. Each Fund's portfolio managers also meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the performance of the advisers.

     When the board considers whether to renew an investment advisory contract, the board takes into account numerous factors, including:

..    The nature, extent and quality of the services provided by the adviser.
..    The investment performance of the Fund's assets managed by the adviser.
..    The fair market value of the services provided by the adviser.
..    A  comparative  analysis of expense  ratios of, and advisory  fees paid by, similar funds.
..    The extent to which the adviser has realized or will  realize  economies of scale as the fund grows.
..    Other  sources  of  revenue  to the  adviser  or its  affiliates  from  its relationship with the fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.
..    The  adviser's  control  of the  operating  expenses  of the Fund,  such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.


     The primary factors underlying the board's determination to renew each Fund's advisory arrangements were as follows:


                 GNMA FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

..    The  board  determined  that the  performance  results  for the  Fund  were reasonable as compared with relevant performance standards, include the average GNMA fund (derived from data provided by Lipper Inc.); and other appropriate market indexes.

..    The board  assessed  that the advisory fee paid by the Fund was  reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases.

..    The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


         LONG-TERM CORPORATE FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

..    The  board  determined  that the  performance  results  for the  Fund  were reasonable as compared with relevant performance standards, include the performance results of: the average corporate A-rated fund (derived from data provided by Lipper Inc.); and other appropriate market indexes.

..    The board  assessed  that the advisory fee paid by the Fund was  reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases.

..    The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


         HIGH-YIELD CORPORATE FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

..    The  board  determined  that the  performance  results  for the  Fund  were reasonable as compared with relevant performance standards, include the performance results of: average high current yield fund (derived from data provided by Lipper Inc.); and other appropriate market indexes.

..    The board  assessed  that the advisory fee paid by the Fund was  reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases.

..    The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the adviser's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


         SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY, INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM TREASURY, AND
        INFLATION-PROTECTED SECURITIES FUNDS (THE VANGUARD GROUP, INC.)


     When the board considers whether Vanguard should continue providing internalized investment management services at-cost to each Fund, the board takes into account numerous factors, including:

..    The nature, extent and quality of the services provided.

..    The investment performance of the Fund's assets managed by Vanguard.

..    The fair market value of the services provided.

..    A  comparative  analysis of expense  ratios of, and advisory  fees paid by, similar funds.

..    Vanguard's  control  of  the  operating  expenses  of  the  Fund,  such  as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.


     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short and long-term performance, and the at-cost, internalized management arrangements, the board of each Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

     Vanguard has adopted specific policies regarding the advisers' selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.


                             PORTFOLIO TRANSACTIONS


           GNMA, LONG-TERM CORPORATE, AND HIGH-YIELD CORPORATE FUNDS

The investment advisory agreement authorizes Wellington Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and directs Wellington Management to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Funds. Wellington Management has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, Wellington Management will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or Wellington Management. Wellington Management considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     Currently, it is each Fund's policy that Wellington Management may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Wellington Management will only pay such higher commissions only if it believes this to be in the best interest of the
Funds.  Some  brokers or dealers who may  receive  such  higher  commissions  in recognition of brokerage services related to execution of securities transactions are also providers of research information to Wellington Management and/or the Funds. However, Wellington Management has informed the Funds that it generally will not pay higher commission rates specifically for the purpose of obtaining research services.


     Some securities that are considered for investment by the Funds may also be appropriate for other Vanguard funds and/or for other clients served by Wellington Management. If such securities are compatible with the investment policies of the Funds and one or more of Wellington Management's other clients are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by Wellington Management and the purchased securities or sale proceeds will be allocated among the participating Vanguard Fund and the other participating clients of the adviser in a manner deemed equitable by Wellington Management. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.



         SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY,
       INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM
               TREASURY, AND INFLATION-PROTECTED SECURITIES FUNDS

Brokers or dealers who execute transactions for the Short-Term Corporate, Short-Term Federal, Short-Term Treasury, Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, and Inflation-Protected Securities Funds are selected by Vanguard's Fixed Income Group, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

     Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.


                                    ALL FUNDS


The Funds did not incur any brokerage commissions for the fiscal years ended January 31, 2000, 2001, and 2002.

                             YIELD AND TOTAL RETURN




     The yield* of each Fund for the 30-day period ended January 31, 2002, is set forth below for the then-available share class:


FUND                                       INVESTOR    ADMIRAL     INSTITUTIONAL
----                                         SHARES     SHARES            SHARES
Vanguard Short-Term Treasury Fund             3.21%       3.35%              N/A
Vanguard Short-Term Federal Fund              3.73%       3.79%              N/A
Vanguard Short-Term Corporate Fund            4.82%       4.87%            4.93%
Vanguard Intermediate-Term Treasury Fund      4.49%       4.63%              N/A
Vanguard Intermediate-Term Corporate Fund     6.04%       6.12%              N/A
Vanguard GNMA Fund                            5.81%       5.86%              N/A
Vanguard Long-Term Treasury Fund              5.30%       5.44%              N/A
Vanguard Long-Term Corporate Fund             6.63%       6.71%              N/A
Vanguard High-Yield Corporate Fund            8.79%(1)    8.84%(1)           N/A
Vanguard Inflation-Protected                  3.12%        N/A               N/A
Securities Fund


* The yield for each Fund is calculated daily. In calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

(1) Yield for the High-Yield Corporate Fund reflects a premium based on the possibility that interest payments on some bonds may be reduced or eliminated. Also, since bonds with higher interest coupons may be replaced by bonds with lower coupons, income dividends are subject to reduction.

     The average annual total return of each Fund for the one-, five-, and ten-year periods ended January 31, 2002, is set forth below:



                                                           5 YEARS   10 YEARS
                                           1 YEAR ENDED      ENDED      ENDED
FUND                                          1/31/2002  1/31/2002  1/31/2002
VANGUARD SHORT-TERM TREASURY FUND
INVESTOR SHARES
 Return Before Taxes                              6.93%      6.43%      6.17%*
 Return After Taxes on Distributions              4.91       4.16       3.91
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.20       4.01       3.84

VANGUARD SHORT-TERM FEDERAL FUND INVESTOR
SHARES
 Return Before Taxes                              7.48%      6.68%      6.35%
 Return After Taxes on Distributions              5.37       4.30       3.94
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.53       4.15       3.89

VANGUARD SHORT-TERM CORPORATE FUND
INVESTOR SHARES
 Return Before Taxes                              6.92%      6.60%      6.51%
 Return After Taxes on Distributions              4.39       4.00       3.94
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.18       3.97       3.95

VANGUARD SHORT-TERM CORPORATE FUND
INSTITUTIONAL SHARES
 Return Before Taxes                              7.05%     6.65%*       N/A
 Return After Taxes on Distributions              4.47      3.99*        N/A
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.26      3.98*        N/A

VANGUARD INTERMEDIATE-TERM TREASURY FUND
INVESTOR SHARES
 Return Before Taxes                              6.62%      7.44%      7.52%
 Return After Taxes on Distributions              4.32       4.95       4.89
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.01       4.72       4.75

VANGUARD INTERMEDIATE-TERM CORPORATE FUND
INVESTOR SHARES
 Return Before Taxes                              8.23%      7.20%     6.64%*
 Return After Taxes on Distributions              5.54       4.36      3.86*
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.98       4.34      3.90*

VANGUARD GNMA FUND INVESTOR SHARES
 Return Before Taxes                              7.35%      7.33%      7.28%
 Return After Taxes on Distributions              4.78       4.55       4.48
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.44       4.47       4.44

VANGUARD LONG-TERM TREASURY FUND INVESTOR
SHARES
 Return Before Taxes                              5.26%      8.39%      8.69%
 Return After Taxes on Distributions              3.03       5.85       5.63
 Return After Taxes on Distributions and
Sale of Fund Shares                               3.18       5.51       5.50

VANGUARD LONG-TERM CORPORATE FUND
INVESTOR SHARES
 Return Before Taxes                              8.26%      7.75%      8.45%
 Return After Taxes on Distributions              5.58       4.80       5.29
 Return After Taxes on Distributions and
Sale of Fund Shares                               4.99       4.78       5.28

VANGUARD HIGH-YIELD CORPORATE FUND
INVESTOR SHARES
 Return Before Taxes                             -1.10%      4.33%      7.74%
 Return After Taxes on Distributions             -4.51       0.82       4.11
 Return After Taxes on Distributions and
Sale of Fund Shares                              -0.72       1.75       4.46

VANGUARD INFLATION-PROTECTED SECURITIES
FUND INVESTOR SHARES
 Return Before Taxes                              6.17%     9.03%*        N/A
 Return After Taxes on Distributions              4.22      7.04*        N/A
 Return After Taxes on Distributions and
Sale of Fund Shares                               3.75      6.25*        N/A



* Since inception:
 Intermediate-Term Corporate Fund--November 1, 1993 Short-Term Corporate Fund--Institutional Shares--September 30, 1997 Inflation-Protected Securities Fund--June 29, 2000



SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c = the average daily number of shares outstanding during
              the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                              T = (ERV/P)/1/N/ - 1

  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
        ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:



                            T = (ATV\\D\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on distributions)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
        ATV\D\=ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
    ATV\\DR\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.



CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C = cumulative total return
          P = a hypothetical initial investment of $1,000
        ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the fiscal year ended January 31, 2002, appearing in the Funds' 2002 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2002 Annual Reports to Shareholders, which may be obtained without charge.


                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including each Fund of Vanguard Fixed Income Securities Funds, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard and Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

LEHMAN BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

MERRILL LYNCH DRD-ELIGIBLE INDEX--includes preferred stock issues which are eligible for the corporate dividends-received deduction.


LEHMAN BROTHERS HIGH YIELD INDEX--includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues; a minimum outstanding of $100 million, and at least one year to maturity; payment-in-kind bonds and Eurobonds are excluded.


BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index and 30% Nasdaq Industrial Index.


COMPOSITE INDEX--65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Bond Index.

COMPOSITE  INDEX--65%  Lehman  Brothers  Credit  A or  Better  Bond  Index,  26%
S&P/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.

LEHMAN BROTHERS CREDIT AA OR BETTER BOND INDEX--consists of all publicly issued, fixed-rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $900 billion.

LEHMAN BROTHERS INTERMEDIATE-TERM CREDIT BOND INDEX--consists of all investment grade corporate debt with maturities of five to ten years.

LEHMAN BROTHERS U.S. TIPS INDEX--a market capitalization weighted index of all U.S. Treasury Inflation-Indexed securities.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.





                                OTHER DEFINITIONS

Marketing literature for the Funds of Vanguard Fixed Income Securities Funds, may from time to time refer to or discuss a Fund's duration. Duration is the weighted average life of a Fund's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a Fund's potential volatility due to changes in interest rates.

     Unlike a Fund's average weighted maturity, which takes into account only the stated maturity date of the Fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of four years. However, a four-year bond priced at par with an 8% coupon has a maturity of four years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a four-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.


                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS


DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc., (Moody's) description of its highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. BA--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation (S&P) description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


DESCRIPTION OF GNMA MORTGAGE-BACKED CERTIFICATES

GNMA (Government National Mortgage Association) Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the GNMA Portfolio will purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.) As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages. GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount, rather than at par.

     2. After issuance, Certificates may trade in the secondary market at a premium or discount.

     3.   Interest  is  earned   monthly,   rather  than   semiannually  as  for
          traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.


     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 0.25 of 1% more than high-grade corporate bonds and 0.50 of 1% more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA

Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     "WHEN ISSUED" SECURITIES. GNMA securities may be purchased and sold on a when issued and delayed delivery basis. Delayed delivery or when issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in "when issued" and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. To the extent a Fund engages in "when issued" and delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


COMMERCIAL PAPER

A Fund may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.


     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.


BANK OBLIGATIONS

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Fund will agree to repurchase such instruments, at the Fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A Fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.


SHORT AND INTERMEDIATE TERM CORPORATE DEBT SECURITIES

Outstanding   non-convertible   corporate  debt  securities   (e.g.   bonds  and
debentures) which are rated Baa3 or better by Moody's or BBB- or better by Standard & Poor's are considered investment grade.


FOREIGN INVESTMENTS

The Short-Term Corporate, Intermediate-Term Corporate, High Yield Corporate, and Long-Term Corporate Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because these Funds invest in such securities, investment in these Funds involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Funds, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad.


ZERO COUPON TREASURY BONDS

All Funds may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Fund's distributions of net investment income.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.


COLLATERALIZED MORTGAGE OBLIGATIONS

The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate, and the Short-, Intermediate-, and Long-Term U.S. Treasury Funds may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. The primary risks involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Funds will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term Funds invest only in CMOs with highly predictable short-term average maturities. Similarly, the Intermediate- and Long-Term Treasury Funds will invest in those CMOs that carry market risks consistent with intermediate- and long-term bonds.


REAL ESTATE

All Funds may invest in real estate investment conduits (REMICs), to the extent consistent with the Funds' respective maturity and credit quality standards. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

INFLATION-INDEXED SECURITIES

All Funds may invest in inflation-indexed securities. The Inflation Protected Securities Fund will invest primarily in such securities. Unlike conventional bonds, which make regular fixed interest payments and repay the face value of the bonds at maturity, the principal and interest payments of inflation-indexed securities are adjusted over time to reflect inflation--a rise in the general price level. Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation.





































































                                                                   SAI028 052002